File No. 333-
                                                              _________


                  As filed with the SEC on September 21, 2007
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Pre-Effective Amendment No. __
                      Post-Effective Amendment No.  __
                        (Check appropriate box or boxes)


                             FEDERATED EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-341-7400
                        (Area Code and Telephone Number)
                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7000
                    (Address of Principal Executive Offices)


                          JOHN W. MCGONIGLE, ESQUIRE
                           FEDERATED INVESTORS TOWER
                              1001 LIBERTY AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                    (Name and Address of Agent for Service)


                                   Copies to:

                          MELANIE C. MALONEY, ESQUIRE
                             DICKSTEIN SHAPIRO LLP
                               2101 L STREET, NW
                           WASHINGTON, DC  20037-1526
                                 (202) 828-2218

                          ACQUISITION OF THE ASSETS OF

               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
            A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.

  BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                        FEDERATED INTERCONTINENTAL FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

           Approximate Date of Proposed Public Offering: As soon as
        practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Shares, Class B Shares and Class C
                            Shares without par value,
                        of Federated InterContinental Fund

              It is proposed that this filing will become effective
                    on October 22, 2007 pursuant to Rule 488.



NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.





                                      - 2 -




FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND, A PORTFOLIO OF
FEDERATED WORLD INVESTMENT SERIES, INC.


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated International Capital Appreciation Fund, ("International Capital Appreciation Fund) a portfolio of Federated World Investment Series, Inc., will hold a special meeting of shareholders on December 11, 2007. IT IS IMPORTANT FOR YOU TO VOTE. We recommend that you read the Proxy Statement in its entirety.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT AM I BEING ASKED TO VOTE ON?

   {circle}To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund, ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by International Capital Appreciation Fund in complete liquidation and termination of International Capital Appreciation Fund; and

   {circle}To transact such other business as may properly come before the special meeting or any adjournment thereof.

WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Directors (the "Board") of the International Capital Appreciation Fund has determined that a Reorganization of International Capital Appreciation Fund into InterContinental Fund is in the best interest of the International Capital Appreciation Fund and its shareholders and is recommending that shareholders of International Capital Appreciation Fund approve the Reorganization.

The Reorganization is being proposed to shareholders of the International Capital Appreciation Fund primarily because despite efforts to increase the salability of the Fund, International Capital Appreciation Fund has recently experienced increased net outflows, which totaled $23.8 million for the calendar year ended December 31, 2006, and $4.6 million through April 31, 2007.

The Adviser has advised the Board that the Adviser believes that the Reorganization will result in current shareholders of International Capital
Appreciation Fund receiving shares in a more long term viable fund.   In
addition, the proposed Reorganization would provide International Capital Appreciation Fund shareholders with comparable investment policies and strategies.






The Board considered various factors in reviewing this proposal including the following factors:

   {circle}the compatibility of International Capital Appreciation Fund's and
       InterContinental Fund's investment objectives, policies and limitations; {circle}the greater long-term viability of InterContinental Fund based on its stronger performance record and net inflows;
   {circle}that the Adviser or its affiliates would be responsible for paying the expenses of the Reorganization, except for registration fees on an as incurred basis;
   {circle}the fact that the Reorganization is expected to be "tax-free" for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
   {circle}that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to International Capital Appreciation Fund or InterContinental Fund or to shareholders of International Capital Appreciation Fund;
   {circle}based on the fact that the Federated InterContinental Fund's expenses are lower than that of International Capital Appreciation Fund as well as the historically favorable past performance of the Federated InterContinental Fund; and

   The Board of Trustees of Federated InterContinental Fund also considered that InterContinental Fund is expected to benefit from the increase in its assets resulting from the Reorganization through lower gross expenses.


HOW DO I VOTE MY SHARES?
You may vote by telephone at the toll-free number shown on your ballot, in person at the meeting, or complete and return the enclosed proxy card. If you:

       1. Choose to help save the Funds time and postage costs by voting by telephone; please do not return your proxy card.
       2. Do not respond at all, we may contact you by telephone to request that you cast your vote.
       3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the Reorganization.

WHAT DO I HAVE TO DO FOR THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Funds' portfolio.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

The Board of Directors recommends that you read the enclosed materials carefully and vote FOR the Reorganization.








                     FEDERATED WORLD INVESTMENT SERIES, INC
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 11, 2007

TO SHAREHOLDERS OF FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND, a portfolio of Federated World Investment Series, Inc.

A special meeting of the shareholders of Federated International Capital Appreciation Fund ("International Capital Appreciation Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 11, 2007, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by Capital Appreciation Fund in complete liquidation and termination of International Capital Appreciation Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Directors has fixed October 22, 2007 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                 By Order of the Board of
                                                 Directors,

                                                  /s/ John W. McGonigle
                                                 John W. McGonigle
                                                 Secretary


October 30, 2007



YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                                OCTOBER 30, 2007

                          ACQUISITION OF THE ASSETS OF

               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
             A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania  15237-7000
                         Telephone No:  1-800-245-5000

                        BY AND IN EXCHANGE FOR SHARES OF

                        FEDERATED INTERCONTINENTAL FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal whereby Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of Federated World Investment Series, Inc., (the "Corporation"), would transfer all of its assets to the Federated InterContinental Fund (the "InterContinental Fund"), a portfolio of Federated Equity Funds (the "Trust") in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund (the "Reorganization"). InterContinental Fund shares will be distributed pro rata by International Capital Appreciation Fund to its shareholders in complete liquidation and dissolution of
International Capital Appreciation Fund. As a result of the Reorganization, each owner of International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares will become the owner of Class A Shares, Class B Shares and Class C Shares, respectively, of InterContinental Fund, having a total net asset value ("NAV") equal to the total NAV of his or her holdings in International Capital Appreciation Fund on the date of the Reorganization (the "Closing Date").

      The Board of Directors (the "Board") of the Corporation has determined that a reorganization of International Capital Appreciation Fund into
InterContinental Fund is in the best interest of International Capital Appreciation Fund and its shareholders and is recommending that shareholders of International Capital Appreciation Fund approve the Reorganization.

      International Capital Appreciation Fund's investment objective is to provide long term growth of capital. Similarly, InterContinental Fund's investment objective is to seek long-term capital appreciation. Both the International Capital Appreciation Fund and the InterContinental Fund (each a "Fund" and collectively the "Funds") pursue their investment objectives by investing primarily in foreign securities of companies from both developed and emerging market countries. For a comparison of the investment policies and objectives of the Funds, see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning InterContinental Fund shares, as compared to the shares of International Capital Appreciation Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information about the Reorganization - Description of InterContinental Fund Shares and Capitalization."

      The investment adviser for both Funds is Federated Global Investment Management Corp. ("FGIMC"). This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for InterContinental Fund dated June 25, 2007, (Revised, August 2, 2007) which is incorporated herein by reference. A Statement of Additional Information ("SAI") dated June 25, 2007 as well as an SAI dated October 30, 2007 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A
Prospectus and SAI dated February 1, 2007, for International Capital Appreciation Fund are also incorporated herein by reference. As InterContinental Fund is a newly created Fund, an Annual Report is not currently available. Further information about the InterContinental Fund's predecessor fund, the Rochdale Atlas Fund, is available in its Annual Report dated December 31, 2006, which was previously mailed to shareholders. Further information about International Capital Appreciation Fund's performance is contained in its Annual Report dated November 30, 2006, and its Semi-Annual Report dated May 31, 2007, which are incorporated herein by reference. Copies of these materials and other information about InterContinental Fund and International Capital Appreciation Fund may be obtained without charge by writing to or calling InterContinental Fund at the address and telephone number shown on the previous page.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY........................................................................1

  REASONS FOR THE PROPOSED REORGANIZATION.......................................
  TAX CONSEQUENCES.............................................................2
  COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................2
  COMPARISON OF PRINCIPAL  RISKS...............................................8
  PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES...................8
  COMPARATIVE FEE TABLES.......................................................9
  COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION.........15

FINANCIAL HIGHLIGHTS..........................................................18

  INVESTMENT ADVISER..........................................................24
  PORTFOLIO MANAGER INFORMATION...............................................24
  ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES............25
  PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES................................27
  DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO
  HOLDINGS ...................................................................29

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION.....................................29
DESCRIPTION OF INTERCONTINENTAL FUND'S SHARE CLASSES AND CAPITALIZATION.......30
FEDERAL INCOME TAX CONSEQUENCES...............................................31
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................33

INFORMATION ABOUT INTERCONTINENTAL FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND 37

  WHERE TO FIND ADDITIONAL INFORMATION........................................37
  LEGAL PROCEEDINGS...........................................................37

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING..........................38

  PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...........................39
  SHARE OWNERSHIP OF THE FUNDS................................................40
  INTERESTS OF CERTAIN PERSONS................................................41

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................41

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)              A1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)         A-14







B

                                    SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A and a copy of International Capital Appreciation Fund's Management's Discussion of Fund Performance is attached to this Prospectus/Proxy Statement as Exhibit B. The Prospectus for InterContinental Fund accompanies this Prospectus/Proxy Statement.


REASONS FOR THE PROPOSED REORGANIZATION

      The Reorganization is being proposed to shareholders of International Capital Appreciation Fund primarily because, despite efforts to increase the salability of the Fund, International Capital Appreciation Fund has not grown significantly in asset size, the Adviser's sponsorship of two international equity funds with similar investment exposure may make it difficult to increase sales of the International Capital Appreciation Fund and the Adviser has indicated that it may be unwilling to continue to voluntarily waive or reimburse certain operating expenses of the International Capital Appreciation Fund. The International Capital Appreciation Fund has recently experienced net outflows, which totaled $16.9 million for the calendar year ended December 31, 2006, and $__million through _______, 2007. The Adviser has advised the Board that the Adviser believes that the Reorganization will result in current shareholders of International Capital Appreciation Fund receiving shares in a more long-term viable fund. InterContintental Fund has a 5-star Morningstar rating while International Capital Appreciation Fund has a 2-star Morningstar rating. InterContinental Fund experienced net inflows of ____ through ____, 2007. In addition, the proposed Reorganization would provide International Capital Appreciation Fund shareholders with comparable investment policies and strategies (See "Summary - Comparison of Investment Objectives, Policies and Limitations" below), as well as lower expenses.

      The Board has voted to recommend to holders of shares of International Capital Appreciation Fund the approval of the Plan, pursuant to which InterContinental Fund would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund (the "Exchange"). Immediately following the Exchange, International Capital Appreciation Fund will distribute the Class A Shares, Class B Shares and Class C Shares of InterContinental Fund received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares respectively, in a complete liquidation and termination of International Capital Appreciation Fund. As a result of the Reorganization, each holder of Class A Shares, Class B Shares and Class C Shares of International Capital Appreciation Fund will become the owner of Class A Shares, Class B Shares and Class C Shares of Federated InterContintntal Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in International Capital Appreciation Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined). Following the consummation of the Reorganization, the Corporation will amend its Articles of Incorporation to remove International Capital Appreciation Fund as a series of the Corporation.

      It is anticipated that International Capital Appreciation Fund will need to dispose of all or a substantial portion of its securities prior to the Reorganization. The exact amount of the securities that will need to be disposed will not be known until closer to the Reorganization date. However, it is estimated that at least a majority of International Capital Appreciation Fund's portfolio securities will need to be disposed in order to align the portfolios of the Funds. Significant differences in portfolio holdings may be attributable in part, to InterContinental Fund's focus on country selection as opposed to International Capital Appreciation Fund's bottom up fundamental stock picking methodology. Therefore, it is anticipated that International Capital
Appreciation Fund's holdings in countries that do not meet InterContinental Fund's country selection criteria will be disposed of prior to the Reorganization.

      The Board concluded to recommend to shareholders of International Capital Appreciation Fund that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940 Act"), the Board, including a majority of the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of International Capital Appreciation Fund and its shareholders.

      The Board of Trustees (the "Trustees") of InterContinental Fund likewise approved the Reorganization on behalf of InterContinental Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Trustees of InterContinental Fund, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of InterContinental Fund and its shareholders, and that the interests of existing InterContinental Fund shareholders would not be diluted as a result of the Reorganization.

      In considering the proposed Reorganization and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including: (1) the compatibility of International Capital Appreciation Fund's and InterContinental Fund's investment objectives, policies and limitations; (2) the greater long-term viability of InterContinental Fund based on its stronger performance record and net inflows; (3) that the Adviser, Federated Global Investment Management Corp. or its affiliates, would be responsible for paying the expenses of the Reorganization, except for registration fees on an as incurred basis; (4) the fact that the Reorganization is expected to be "tax-free" for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect); (5) that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to International Capital Appreciation Fund or InterContinental Fund or to shareholders of International Capital Appreciation Fund; (6) the fact that the Advisor may be unwilling to continue to waive or reimburse certain operating expenses of the fund; and (7) based on the fact that the Federated InterContinental Fund's expenses are lower than that of International Capital Appreciation Fund (See "Summary - Comparative Fee Tables" below) as well as the historically favorable past performance of the Federated InterContinental Fund. The Board of Trustees of InterContinental Fund also considered that InterContinental Fund is expected to benefit from the increase in its assets resulting from the Reorganization through lower gross expenses.


TAX CONSEQUENCES

      As a condition to the Reorganization each Fund will receive an opinion of counsel to the effect that such Reorganization shall be tax-free for each Fund and International Capital Appreciation Fund's shareholders. However, the shareholders of International Capital Appreciation Fund, as a result of the Reorganization, are likely to be exposed to a capital gain distribution as a result of selling portfolio securities prior to the Reorganization. The table below shows the capital gains and the per share impact on the sale of the portfolio securities on the Fund. The table is based on the assumption that all of International Capital Appreciation Fund's portfolio holdings as of August 31, 2007 are sold prior to the Closing Date (as hereinafter defined). The table is representative of market values as of August 31, 2007.

                                                   Long-Term Cap Gain Amount Short-Term Cap Gain Amount
                                    Total Cap Gain Long-Term Gain  Per Share Short-Term Gain  Per Share
International Capital Appreciation* $26,213,309.01 $18,321,366.79  $1.087    $7,891,942.22    $0.468

      *International Capital Appreciation had a capital loss carryforward of $2,500,622 or $1.406 per Share.


           THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.


COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

      The investment objective of InterContinental Fund is capital appreciation, while the investment objective of International Capital Appreciation Fund is to provide long-term growth of capital. Each Fund pursues its investment objective by investing in companies based in foreign countries. Each Fund has a different approach to selecting portfolio securities. The following information will outline each of the Fund's approach to investing internationally.

      InterContinental Fund has a unique approach to investing internationally. In selecting securities, the Adviser of the InterContinental Fund focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence of other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes, among other things, growth indicators, valuation indicators, and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

      InterContinental Fund's Adviser ("ICF Adviser") uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The ICF Adviser believes that the foreign markets most worthy of investment have:

         {circle}rising earnings expectations;

         {circle}lower valuation relative to growth;

         {circle}favorable interest rate environments; and

         {circle}positive technical factors.

      Countries considered for investment must satisfy the ICF Adviser's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the ICF Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the ICF Adviser's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. InterContinental Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds.

      The International Capital Appreciation Fund's portfolio will normally be a blend of growth and value stocks of companies from both developed and emerging markets. The Fund is intended to represent foreign equities in a shareholder's broader global equity and fixed-income portfolio.

      International Capital Appreciation Fund's Adviser ("ICAF Adviser") actively manages the portfolio seeking total returns in excess of the benchmark index: the Morgan Stanley Capital International- All Country World Index Ex. U.S. (the "MSCI-ACWI Ex. U.S."). The MSCI-ACWI Ex. U.S. represents 48 developed and emerging markets around the world that, collectively, comprise virtually all of the foreign equity stock markets. Because the ICAF Adviser is free to seek relative value opportunities among markets and sectors, as well as between investment styles, International Capital Appreciation Fund seeks to provide substantially all of the active management opportunities represented by foreign equities in a single managed portfolio.

      The performance of International Capital Appreciation Fund should be evaluated against the MSCI-ACWI Ex. U.S., or any other benchmark, over long periods of time. The high volatility of some foreign markets means that even small differences in time periods for comparison can have a substantial impact on returns. There can be no assurances that the ICAF Adviser will be successful in achieving investment returns in excess of the MSCI-ACWI Ex. U.S.

      The ICAF Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the ICAF Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cashflows in the future. The ICAF Adviser selects growth stocks through fundamental research and analysis of companies (bottom-up research). While the ICAF Adviser also considers the potential impact of economic and market cycles (top-down) in various markets, bottom-up research is the primary driver of stock selection because the ICAF Adviser believes this approach provides a greater opportunity for its expertise, experience and skill to create excess returns. The ICAF Adviser's key buy criteria for a growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation.

      In the value style, the ICAF Adviser seeks to purchase undervalued stocks that the ICAF Adviser expects may significantly increase in price as the market recognizes the company's true value. The ICAF Adviser identifies value stocks by first screening the universe of available stocks to identify those companies with relatively low price/book value or price/earnings ratios, as well as other indicators of relative value, such as dividend yield. After identifying investment candidates, the ICAF Adviser performs fundamental research and analysis to select stocks. The ICAF Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

      The ICAF Adviser employs a team approach to fundamental analysis. The ICAF Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analytical support, the portfolio manager then independently makes stock selection decisions.

      By blending growth and value styles, the ICAF Adviser seeks to provide capital appreciation with lower overall portfolio volatility than a portfolio of only growth stocks. The ICAF Adviser attempts to manage the risk of relative underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices. The ICAF Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the ICAF Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.

      While the ICAF Adviser does not take concentrated positions in individual stocks, the ICAF Adviser may emphasize business sectors or certain countries in International Capital Appreciation Fund's portfolio because they exhibit stronger growth potential, or the ICAF Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.

      Neither of the Funds are limited in the portion of assets that may be invested in foreign companies based in either developed markets or in emerging markets. Further, the Funds are not limited in the portion of investments that are denominated in either foreign currency or in U.S. dollars. From time to time, the Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Funds if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of each Fund's portfolio will not be hedged and will therefore remain subject to currency risk.

      Each Fund may invest in exchange-traded funds (ETF) and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

INVESTMENT LIMITATIONS

      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. The limitations of InterContinental Fund are substantially similar to those of the International Capital Appreciation Fund. Nonetheless, there are differences in the limitations regarding investing in other investment companies, concentration, investing in commodities and lending. The following chart compares the fundamental investment limitations of International Capital Appreciation Fund and InterContinental Fund.

                                                       INVESTMENT LIMITATIONS
                                     INTERNATIONAL CAPITAL APPRECIATION FUND                                       INTERCONTINENTAL
                                                                                                                         FUND
DIVERSIFICATION OF INVESTMENTS (fundamental)                                                                       DIVERSIFICATION
With respect to securities comprising 75%  of the value of its total assets, the Fund will not purchase securities OF    INVESTMENTS
of any one issuer (other than cash, cash items,  securities  issued  or guaranteed by the government of the United (fundamental)
States or its agencies or instrumentalities, and repurchase agreements  collateralized  by  such  U.S.  government Same securities; and securities of other investment companies) if, as a result, more than 5% of the value of its  total assets  would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
BORROWING MONEY AND ISSUING SENIOR SECURITIES (fundamental)                                                        BORROWING MONEY
The Fund  may  borrow  money,  directly or indirectly, and issue senior securities to the maximum extent permitted AND ISSUING
under the 1940 Act.                                                                                                SENIOR SECURITIES
                                                                                                                   (fundamental)
                                                                                                                   Same
INVESTING IN REAL ESTATE (fundamental)                                                                             INVESTING IN REAL
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from       ESTATE
investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein,  (fundamental)
or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights  Same under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
INVESTING IN COMMODITIES (fundamental)                                                                             INVESTING IN
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of          COMMODITIES
companies that deal in commodities.                                                                                (fundamental)
                                                                                                                   The Fund may
                                                                                                                   invest in
                                                                                                                   commodities to
                                                                                                                   the maximum
                                                                                                                   extent permitted
                                                                                                                   under the 1940
                                                                                                                   Act.
UNDERWRITING (fundamental)                                                                                         UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions       (fundamental)
involving the acquisition, disposition or resale of its portfolio securities, under the circumstances where it may Same be considered to be an underwriter under the Securities Act of 1933.
CONCENTRATION (fundamental)                                                                                        CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of   (fundamental)
issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in          The Fund will not
investment company securities. Government securities, municipal securities and bank instruments will not be deemed make investments
to constitute an industry.                                                                                         that will result
                                                                                                                   in the
                                                                                                                   concentration of
                                                                                                                   its investments
                                                                                                                   in the securities
                                                                                                                   of issuers
                                                                                                                   primarily engaged
                                                                                                                   in the same
                                                                                                                   industry. For
                                                                                                                   purposes of this
                                                                                                                   restriction, the
                                                                                                                   term
                                                                                                                   concentration has
                                                                                                                   the meaning set
                                                                                                                   forth in the
                                                                                                                   Investment
                                                                                                                   Company Act of
                                                                                                                   1940, as amended
                                                                                                                   (1940 Act) any
                                                                                                                   rule or order
                                                                                                                   thereunder, or
                                                                                                                   any SEC staff
                                                                                                                   interpretation
                                                                                                                   thereof.
                                                                                                                   Government
                                                                                                                   securities and
                                                                                                                   municipal
                                                                                                                   securities will
                                                                                                                   not be deemed to
                                                                                                                   constitute an
                                                                                                                   industry.
LENDING (fundamental)                                                                                              LENDING
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt         (fundamental)
obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors  The Fund may not
and investing in loans, including assignments and participation interests.                                         make loans except
                                                                                                                   it may make loans
                                                                                                                   to affiliated
                                                                                                                   investment
                                                                                                                   companies in
                                                                                                                   accordance with
                                                                                                                   SEC exemptive
                                                                                                                   relief. This
                                                                                                                   restriction does
                                                                                                                   not prevent the
                                                                                                                   Fund from
                                                                                                                   purchasing debt
                                                                                                                   obligations,
                                                                                                                   entering into
                                                                                                                   repurchase
                                                                                                                   agreements and/or
                                                                                                                   derivative
                                                                                                                   contracts,
                                                                                                                   lending its
                                                                                                                   assets to
                                                                                                                   broker/dealers or
                                                                                                                   institutional
                                                                                                                   investors and
                                                                                                                   investing in
                                                                                                                   loans, including
                                                                                                                   assignments and
                                                                                                                   participation
                                                                                                                   interests.

      In addition, each Fund has non-fundamental limitations (which may be changed by the Board of the Fund without shareholder approval). The following chart compares the non-fundamental investment limitations of International Capital Appreciation Fund and InterContinental Fund.

                                                       INVESTMENT LIMITATIONS
INTERNATIONAL                                                  INTERCONTINENTAL FUND
   CAPITAL
 APPRECIATION
     FUND
PURCHASES   ON PURCHASES ON MARGIN (non-fundamental)
MARGIN   (non- Same
fundamental)
The Fund will
not purchase
securities on
margin,
provided that
the Fund may
obtain short-
term credits
necessary for
the clearance
of purchases
and sales of
securities,
and further
provided that
the Fund may
make margin
deposits in
connection
with its use
of financial
options and
futures,
forward and
spot currency
contracts,
swap
transactions
and other
financial
contracts or
derivative
instruments.
PLEDGING       PLEDGING ASSETS (non-fundamental)
ASSETS   (non- Same
fundamental)
The Fund will
not mortgage,
pledge, or
hypothecate
any of its
assets,
provided that
this shall not
apply to the
transfer of
securities in
connection
with any
permissible
borrowing or
to collateral
arrangements
in connection
with
permissible
activities.
ILLIQUID       ILLIQUID SECURITIES (non-fundamental)
SECURITIES     Same
(non-
fundamental)
The Fund will
not purchase
securities for
which there is
no readily
available
market, or
enter into
repurchase
agreements or
purchase time
deposits that
the Fund
cannot dispose
of within
seven days if
immediately
after, and as
a result, the
value of such
securities
would exceed,
in the
aggregate, 15%
of the Fund's
net assets.
INVESTING   IN INVESTING IN OTHER INVESTMENT COMPANIES
OTHER          (non-fundamental)
INVESTMENT     The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its
COMPANIES      investment policies. It should be noted that investment companies incur certain expenses, such as management fees,
(non-          and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate
fundamental)   expenses. At the present time, the Fund expects that its investments in other investment companies may include shares
International  of money market funds, including funds affiliated with the Fund's Adviser.
Capital
Appreciation
Fund  does not
have a similar
policy.

COMPARISON OF PRINCIPAL RISKS

      All mutual funds take investment risks.  Therefore, it is possible to lose
money by  investing  in  either  Fund.   The  primary risks that may reduce each
Fund's return include:

*STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
*RISKS OF FOREIGN INVESTING. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
*CURRENCY RISKS. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
*EMERGING MARKETS RISKS. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
*LIQUIDITY RISKS. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
*RISKS RELATED TO COMPANY SIZE. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
*EXCHANGE-TRADED FUNDS RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Funds in connection with any such investment.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, or a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Fund prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.
*CREDIT RISKS. Includes the possibility that a party to a transaction (such as a derivative transaction) involving either Fund will fail to meet its obligations.
*LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
*CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

      The procedures for purchasing, redeeming and exchanging shares of Federated InterContinental Fund are the same as those for purchasing, redeeming and exchanging shares of International Capital Appreciation Fund. See "Purchase, Redemption and Exchange Procedures" below.

COMPARATIVE FEE TABLES


FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND AND FEDERATED INTERCONTINENTAL FUND

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class A Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class A Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class A Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS A
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS A      FUND - CLASS A       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.50%             5.50%             5.50%
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          0.00%             0.00%             0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.25%5            0.25%5            0.25%5
Other Expenses                                                                 0.70%6            0.72%7            0.66%7
Acquired Funds Fees and Expenses                                               0.00%             0.01%8            0.01%8
Total Annual Fund Operating Expenses                                           2.20%             1.98%             1.92%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.27%             0.21%
Total Annual Fund Operating Expenses                                           2.20%9            1.71%10           1.71%10
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts, and the shareholder services provider elected not to charge a portion of its fee for the Federated
  International Capital Appreciation Fund.  Although not contractually obligated to do so (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.60%     0.19%             0.19%
  Total Actual Annual Fund Operating Expenses (after waivers and                       1.60%     1.52%             1.52%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 Under the investment advisory contract, the Adviser of Federated InterContinental Fund and Federated Intercontinental Fund Pro
  Forma Combined is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding acquired funds fees and expenses, interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to not more than 1.70% of its daily net assets.  Any waivers or reduction of expenses by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  This commitment will expire on August 24, 2009.  Pursuant to this contractual commitment, the Adviser does not anticipate contractually waiving any management fee.  As a separate matter, although not contractually obligated to do so, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waivers) is expected to be 0.81% and 0.85% for the fiscal period ending November 30, 2007.
5   With respect to Federated International Capital Appreciation Fund, Class A Shares did not pay or accrue the distribution (12b-1)
  fee for the fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental
  Fund Pro Forma Combined, Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2007.
6    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not incurred, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses paid by the Federated International Capital Appreciation Fund's Class A
  Shares (after the voluntary waiver and reduction) were 0.63% for the fiscal year ended November 30, 2006.
7   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated any time. Total other expenses incurred by Federated InterContinental Fund Class
  A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.70% and 0.66%, respectively for the fiscal period ending November 30, 2007.
8   With respect to Federated InterContinental Fund Class A Shares and Federated InterContinental Fund Class A Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
9   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.65% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
10 The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined is expected to be 1.51% for the fiscal period ending November 30, 2007.



  EXAMPLE

  This example is intended to help you compare the cost of investing in the the Class A Shares of the Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. For Federated InterContinental Fund's Class A Shares and Federated InterContinental Fund Class A Shares - Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first two years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 1.70% (plus 0.01% of Acquired Fund Fees and Expenses) for Class A Shares. It is anticipated that this commitment will expire on August 24, 2009. Accordingly, the third and later years within the 3, 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                      1 YEAR  3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,
 CLASS A SHARES                                                       $761    $1,200  $1,665   $2,945
FEDERATED INTERCONTINENTAL FUND, CLASS A SHARES
                                                                         $714 $1,087  $1,510   $2,687
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS A SHARES

                                                                         $714 $1,080  $1,492   $2,637

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class B Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class B Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class B Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS B
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS B      FUND - CLASS B       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                None              None              None
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          5.50%             5.50%             5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.75%             0.75%             0.75%
Other Expenses                                                                 0.70%5            0.76%6            0.70%6
Acquired Funds Fees and Expenses                                               0.00%             0.01%7            0.01%7
Total Annual Fund Operating Expenses                                           2.70%             2.52%             2.46%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.00%             0.00%
Total Annual Fund Operating Expenses8                                          2.70%9            2.52%10           2.46%10
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts for the Federated International Capital Appreciation Fund.  Although not contractually obligated to do so
  (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.30%     0.21%             0.15%
  Total Actual Annual Fund Operating Expenses (after waivers and                       2.40%     2.31%             2.31%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waiver) is expected to be 0.81% and 0 85% for the fiscal period ending November 30, 2007.
5    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not accrue, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses incurred by the Federated International Capital Appreciation Fund's Class B Shares
  (after the voluntary waiver and reduction) were 0.68% for the fiscal year ended November 30, 2006.
6   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
  Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee with respect to Federated InterContinental Fund. This voluntary waiver can be terminated any time. Total other expenses paid by
  Federated InterContinental Fund Class B Shares and Federated InterContinental Fund Class B Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.74% and 0.70%, respectively for the fiscal period ending November 30, 2007.
7   With respect to Federated InterContinental Fund Class B Shares and Federated InterContinental Fund Class B Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
8   After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.
9   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class B Shares (after the voluntary waivers and reimbursements) will not exceed 2.40% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
10 The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  B Shares and Federated InterContinental Fund Class B Shares - Pro Forma Combined is expected to be 2.30% for the fiscal period ending November 30, 2007.



  EXAMPLE

  This example is intended to help you compare the cost of investing in the the Class B Shares Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,
 CLASS B SHARES
Expenses assuming redemption                                        $823  $1,238  $1,630   $2,912
Expenses assuming no redemption                                     $273  $   838 $1,430   $2,912
FEDERATED INTERCONTINENTAL FUND, CLASS B SHARES
Expenses assuming redemption                                        $805  $1,185  $1,540   $2,724
Expenses assuming no redemption                                     $255  $   785 $1,340   $2,724
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS B SHARES
Expenses assuming redemption                                        $799  $1,167  $1,511   $2,663
Expenses assuming no redemption                                     $249  $   767 $1,311   $2,663

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated International Capital Appreciation Fund's Class C Shares for its most recent fiscal year ended November 30, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund's Class C Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund's Class C Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

                                                                               FEDERATED                               FEDERATED
                                                                               INTERNATIONAL                       INTERCONTINENTAL
                                                                               CAPITAL               FEDERATED      FUND - CLASS C
                                                                               APPRECIATION      INTERCONTINENTAL       SHARES
                                                                               FUND- CLASS C      FUND - CLASS C       PRO FORMA
SHAREHOLDER FEES                                                               SHARES                 SHARES           COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                                None              None              None
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          1.00%             1.00%             1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                             None              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)1            2.00%             2.00%             2.00%
Exchange Fee                                                                   None              None              None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                 1.25%3            1.00%4            1.00%4
Distribution (12b-1) Fee                                                       0.75%             0.75%             0.75%
Other Expenses                                                                 0.70%5            0.75%6            0.69%6
Acquired Funds Fees and Expenses                                               0.00%             0.01%7            0.01%7
Total Annual Fund Operating Expenses                                           2.70%             2.51%             2.45%
Total Waivers of Fund Expenses (contractual)                                   0.00%             0.00%             0.00%
Total Annual Fund Operating Expenses                                           2.70%8            2.51%9            2.45%9
1  The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2    With respect to Federated International Capital Appreciation Fund, the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund
  Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts for the Federated International Capital Appreciation Fund.  Although not contractually obligated to do so
  (except as discussed in Note 4, below), the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts and the distributor expects to elect not to charge certain amounts.  These waivers are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
  Total Waivers of Fund Expenses (voluntary)                                           0.30%     0.21%             0.15%
  Total Actual Annual Fund Operating Expenses (after waivers and                       2.40%     2.30%             2.30%
  reduction)
3   With respect to Federated International Capital Appreciation Fund, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated International Capital
  Appreciation Fund (after the voluntary waiver) was 0.97% for the fiscal year ended November 30, 2006.
4 With respect to Federated InterContinental Fund and Federated InterContinental Fund- Pro Forma Combined, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined (after anticipated waiver) is expected to be 0.81% and0.85% for the fiscal period ending November 30, 2007.
5    With respect to Federated International Capital Appreciation Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  It also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  Additionally, the shareholder services provider elected not to charge, and therefore the Fund did not incurred, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time.  Total other operating expenses paid by the Federated International Capital Appreciation Fund's Class C
  Shares (after the voluntary waiver and reduction) were 0.68% for the fiscal year ended November 30, 2006.
6   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
  Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee.
  This voluntary waiver can be terminated any time. Total other expenses incurred by Federated InterContinental Fund Class C Shares and Federated InterContinental Fund Class C Shares - Pro Forma Combined (after the anticipated voluntary waiver) are expected to be 0.73% and 0.69%, respectively for the fiscal period ending November 30, 2007.
7   With respect to Federated InterContinental Fund Class C Shares and Federated InterContinental Fund Class C Shares - Pro Forma
  Combined, the shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.  The Fund's estimated indirect expenses from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the
  Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including  any current waivers and expense limitations) for the fiscal period ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
8   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses incurred by the Federated International Capital Appreciation Fund's Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.40% (including distribution (12b-1) fees) for the fiscal year ending November 30, 2007.
  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after January 31, 2008.
9   The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for Federated InterContinental Fund Class
  C Shares and Federated InterContinental Fund Class C Shares - Pro Forma Combined is expected to be 2.29% for the fiscal period ending November 30, 2007.

  EXAMPLE

  This example is intended to help you compare the cost of investing in the Class C Shares of the Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers and reduction as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS

 FEDERATED INTERNATIONAL
 CAPITAL APPRECIATION FUND,
 CLASS C SHARES
Expenses assuming redemption                                        $373  $   838 $1,430   $3,032
Expenses assuming no redemption                                     $273  $   838 $1,430   $3,032
FEDERATED INTERCONTINENTAL FUND, CLASS C SHARES
Expenses assuming redemption                                        $354  $   782 $1,335   $2,846
Expenses assuming no redemption                                     $254  $   785 $1,335   $2,846
FEDERATED INTERCONTINENTAL FUND, PRO FORMA COMBINED CLASS C SHARES
Expenses assuming redemption                                        $348  $   764 $1,306   $2,786
Expenses assuming no redemption                                     $248  $   764 $1,306   $2,786

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION


INTERNATIONAL CAPITAL APPRECIATION FUND

RISK/RETURN BAR CHART AND TABLE- CLASS A SHARES

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The `y' axis reflects the "% Total Return" beginning with "-40" and increasing in increments of 20% up to 0.80%.

The `x' axis represents calculation periods from the earliest first full calendar year end of the International Capital Appreciation Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the International Capital Appreciation Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1998 through 2006. The percentages noted are: 0.49%, 63.54%, (26.50)%, (25.60)%, (16.06%), 36.01%, 15.25%, 13.40% and
22.18% respectively.


The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2007 to June 30, 2007 was 9.88%.

The Fund's Class A Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was __%.


Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 33.68% (quarter ended December 31, 1999). Its lowest quarterly return was (21.16)% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN TABLE
The Average Annual Total Returns for International Capital Appreciation Fund's Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-ACWI Ex. U.S. The Index returns shown do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(For the periods ended December 31, 2006)

INTERNATIONAL CAPITAL APPRECIATION FUND                          1 YEAR  5 YEARS START OF PERFORMANCE1
CLASS A
Return Before Taxes                                              15.50% 11.50%   3.21%
Return After Taxes on Distributions2                             12.75% 10.89%   2.68%
Return After Taxes on Distributions and Sale of Fund Shares2     11.22% 9.85%    2.52%
CLASS B
Return Before Taxes                                              15.60% 11.58%   3.15%
CLASS C
Return Before Taxes3                                             20.18% 11.82%   3.04%
MSCI-ACWI EX. U.S.                                               23.85% 13.87%   5.22%

1 The Fund's Class A, Class B and Class C Shares start of performance date was
   July 1, 1997.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
3 Historical returns do not include the effect of a 1.00% front-end sales charge on Class C Shares purchased prior to February 1, 2007. Effective February 1, 2007, this sales charge was eliminated.

INTERCONTINENTAL FUND


RISK/RETURN BAR CHART AND TABLE (CLASS A SHARES)
The Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization completed on August 24, 2007. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus/proxy statement for periods prior to August 24, 2007, is historical information for the Rochdale Atlas Portfolio. Rochdale Atlas Portfolio was managed by Rochdale Investment Management and had the same investment objectives and similar strategies as the Fund.

 The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of (0.25)% up to 0.45%.

The `x' axis represents calculation periods from the earliest first full calendar year end of the Rochdale Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Rochdale Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.82%, (20.64)%, (20.21)%, (9.92)%, 37.76%, 22.96%,
21.07% and 33.26% respectively.


The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2007 to June 30, 2007 was 18.16%.

The Fund's Class A Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 17.67% (quarter ended June 30, 2003). Its lowest quarterly return was (16.97) % (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN TABLE

The Average Annual Total Returns for the Fund's Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI All Country World ex USA Index (MSCIACW), a broad-based market index and the Lipper International Multi-Cap Core Category Average (LIMCCA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes and averages are unmanaged and it is not possible to invest directly in an index or average.

 (For the periods ended December 31, 2006)


                                                                 1 YEAR 5 YEARS START OF PERFOMANCE1
CLASS A SHARES
Return Before Taxes                                              25.94% 18.38%  11.02%
Return After Taxes on Distributions2                             25.86% 18.29%  10.73%
Return After Taxes on Distributions and Sale of Fund Shares2     17.71% 16.33%  9.65%
CLASS B SHARES3                                                  26.98% 18.77%  11.06%
CLASS C SHARES3                                                  31.49% 18.89%  11.08%
MSCIACW4                                                         27.16% 16.87%  10.91%
LIMCCA5                                                          25.19% 14.51%  NA

   1 The Fund's Class A Shares commenced operations on October 2, 1998. Class B Shares and Class C Shares commenced operations on August 24, 2007. The returns for the three indexes have been calculated since the inception of the Fund's Class A Shares.
   2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   3 The Fund's Class B Shares and Class C Shares total returns for such periods are those of the Fund's Class A Shares, but are adjusted to reflect the sales charges or contingent deferred sales charge (CDSC) and expenses applicable to that Class.
   4 The MSCIACW is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.
   5 The LIMCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the Lipper International Multi-Cap category.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

      Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for the Acquired Funds and for International Capital Appreciation Fund and Federated InterContinental Fund, the successor to Rochdale Atlas Portfolio.


FINANCIAL HIGHLIGHTS

INTERNATIONAL CAPITAL APPRECIATION FUND




      The Financial Highlights will help you understand the financial performance of the International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares for the past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in International Capital Appreciation Fund, assuming reinvestment of any dividends and capital gains.

      This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30                                2006             2005             2004            2003            2002
NET ASSET VALUE, BEGINNING OF PERIOD                $10.56            $9.34            $7.98           $6.36           $7.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.09   1         0.12   1         0.02   1        0.02   1       (0.10  )1
Net realized and unrealized gain (loss) on            2.47             1.10             1.34            1.60           (0.83 )
investments and foreign currency transactions
   TOTAL FROM INVESTMENT OPERATIONS                   2.56             1.22             1.36            1.62           (0.93 )
LESS DISTRIBUTIONS:
Distributions from net investment income             (0.10   )           --               --              --              --
Distributions from net realized gain on              (0.23   )            -                -               -               -
investments and foreign currency transactions
   TOTAL DISTRIBUTIONS                               (0.33   )            -                -               -               -
NET ASSET VALUE, END OF PERIOD                      $12.79           $10.56            $9.34           $7.98           $6.36
TOTAL RETURN2                                        24.80   %        13.06 %3         17.04 %4        25.47 %5       (12.76 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                          1.60 %6          1.55 %6          1.65 %          1.97 %          1.72 %
Net investment income (loss)                          0.73   %         1.22 %           0.27 %          0.25 %         (1.36 )%
Expense waiver/reimbursement7                         0.30   %         0.40 %           0.53 %          0.71 %          0.44 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $143,457         $134,084         $101,113         $66,281         $38,529
Portfolio turnover                                      98   %          129 %            133 %           227 %           247 %
Redemption fees consisted of the following           $0.00 8          $0.00 8          $0.00 8             -               -
per share amounts

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.10% on the total return.
4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.
5 During the year, the Fund was reimbursed by the Adviser for certain losses on
investments, which had an impact of less than 0.01% on the                total
return.
6 The net expense ratio is calculated without reduction for fees paid indirectly
for directed brokerage arrangements. The net expense ratios               are
1.60% and 1.55% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8 Represents less than $0.01.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(For a Share Outstanding Throughout Each Period)

YEAR ENDED NOVEMBER 30                                  2006            2005            2004            2003            2002
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.03           $8.96           $7.70           $6.20           $7.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.01  )1        0.03   1       (0.04  )1       (0.03  )1       (0.15  )1
Net realized and unrealized gain (loss) on              2.37            1.04            1.30            1.53           (0.80 )
investments and foreign currency transactions
   TOTAL FROM INVESTMENT OPERATIONS                     2.36            1.07            1.26            1.50           (0.95 )
LESS DISTRIBUTIONS:
Distributions from net investment income               (0.01   )          --              --              --              --
Distributions from net realized gain on                (0.23   )           -               -               -               -
investments and foreign currency transactions
   TOTAL DISTRIBUTIONS                                 (0.24   )           -               -               -               -
NET ASSET VALUE, END OF PERIOD                        $12.15          $10.03           $8.96           $7.70           $6.20
TOTAL RETURN2                                          23.87   %       11.94 %         16.36 %3        24.19 %4       (13.29 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                            2.40 %5         2.40 %5         2.40 %          2.72 %          2.47 %
Net investment income (loss)                          (0.07)   %        0.32 %        (0.50) %        (0.53) %         (2.11 )%
Expense waiver/reimbursement7                           0.30   %        0.33 %          0.53 %          0.71 %          0.44 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $21,052         $21,914         $25,690         $16,995         $16,326
Portfolio turnover                                        98   %         129 %           133 %           227 %           247 %
Redemption fees consisted of the following per         $0.00 7         $0.00 7         $0.00 7             -               -
share amounts

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.
4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7 Represents less than $0.01.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006.

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(For a Share Outstanding Throughout Each Period)

YEAR ENDED NOVEMBER 30                                    2006            2005            2004           2003           2002
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.06           $8.98           $7.72          $6.21          $7.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.01  )1        0.04   1       (0.04  )1      (0.04  )1      (0.15  )1
Net realized and unrealized gain (loss) on                2.35            1.04            1.30           1.55          (0.81 )
investments and foreign currency transactions
   TOTAL FROM INVESTMENT OPERATIONS                       2.34            1.08            1.26           1.51          (0.96 )
LESS DISTRIBUTIONS:
Distributions from net investment income                 (0.03   )          --              --             --             --
Distributions from net realized gain on                  (0.23   )           -               -              -              -
investments and foreign currency transactions
   TOTAL DISTRIBUTIONS                                   (0.26   )           -               -              -              -
NET ASSET VALUE, END OF PERIOD                          $12.14          $10.06           $8.98          $7.72          $6.21
TOTAL RETURN2                                            23.71   %       12.03 %         16.32 %3       24.32 %4      (13.39 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                              2.40 %5         2.40 %5         2.40 %         2.72 %         2.47 %
Net investment income (loss)                            (0.06)   %        0.46 %        (0.51) %       (0.54) %        (2.14 )%
Expense waiver/reimbursement7                             0.30   %        0.33 %          0.53 %         0.71 %         0.44 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $34,855         $21,893         $14,906         $4,721         $3,812
Portfolio turnover                                          98   %         129 %           133 %          227 %          247 %
Redemption fees consisted of the following per           $0.00 7         $0.00 7         $0.00 7            -              -
share amounts

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.
4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7 Represents less than $0.01.
Further information about the Fund's performance is contained in the Annual Report, dated November 30, 2006, which can be obtained free of charge.

INTERCONTINENTAL FUND

      The Financial Highlights will help you understand InterContinental Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in InterContinental Fund, assuming reinvestment of any dividends and capital gains.

      InterContinental Fund's fiscal year is November 30. As Class B Shares and Class C Shares' first fiscal year will end on November 30, 2007, the Fund's audited financial information for those classes is not available as of the date of this prospectus.

      Rochdale Atlas Portfolio (the "Predecessor Fund"), a portfolio of the Rochdale Investment Trust, was reorganized into InterContinental Fund, a portfolio of Federated Equity Funds, Class A Shares on August 24, 2007. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented below incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund's operations.

      The information has been audited by Tait, Weller & Baker LLP, Independent registered public accounting firm. Their report and the Predecessor Fund's financial statements are included in the Predecessor Fund's 2006 Annual Report.

FINANCIAL HIGHLIGHTS-CLASS A SHARES
(For a Share Outstanding Throughout Each Period)

YEAR ENDED DECEMBER 31                                      2006     2005     2004     2003      2002
NET ASSET VALUE,                                          $43.69   $36.32   $29.77   $21.74    $24.37
BEGINNING OF PERIOD
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                                       0.72     0.38     0.05     0.19      0.20
Net realized and unrealized gain (loss) on investments     13.78     7.27     6.75     8.01    (2.63)
Total from investment operations                           14.50     7.65     6.80     8.20    (2.43)
LESS DISTRIBUTIONS:
From net investment income                                (0.65)   (0.28)   (0.25)   (0.17)    (0.21)
From net realized gain                                    (0.57)       --       --       --        --
Total distributions                                       (1.22)   (0.28)   (0.25)   (0.17)    (0.21)
Paid in capital from redemption fees                        0.01    --(1)       --       --      0.01
Net Asset Value, End of Period                            $56.98   $43.69   $36.32   $29.77    $21.74
Total Return                                              33.26%   21.07%   22.96%   37.76%   (9.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                      $273.6   $135.1    $59.2    $37.5     $28.1
Portfolio turnover rate                                   56.42%   38.97%   77.33%   54.68%    34.53%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped          1.70%    1.65%    1.73%    1.54%     1.64%
After fees waived an expenses absorbed/recouped            1.70%    1.65%    1.73%    1.54%     1.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped          1.38%    1.15%    0.20%    0.91%     0.54%
After fees waived and expenses absorbed/recouped           1.38%    1.15%    0.20%    0.91%     0.54%

(1) Less than $0.01 per share

INVESTMENT ADVISER

      The investment adviser for both Funds is, Federated Global Investment Management Corp. (the "Adviser"). The Board of each Fund selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

      The Adviser is a subsidiary of Federated Investors, Inc. ("Federated"). The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGER INFORMATION


INTERNATIONAL CAPITAL APPRECIATION FUND

      The following individual serves as portfolio manager for International Capital Appreciation Fund:


REGINA CHI
Regina Chi has been the Fund's Portfolio Manager since July 2002. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund's Adviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in Economics and Philosophy from Columbia University.

      The  Fund's  SAI  provides  additional  information  about  the  Portfolio
Manager's  compensation,  management  of  other  accounts,   and   ownership  of
securities in the Fund.


 INTERCONTINENTAL FUND:

      The following individuals serve as portfolio managers for InterContinental
Fund:


AUDREY H. KAPLAN
Ms. Kaplan has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.


GEOFFREY C. PAZZANESE
Mr. Pazzanese has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst from January 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.

The Fund is the successor to the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust pursuant to a reorganization that was completed on August 24, 2007. Prior to that date the Fund had no investment operations. Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and were the portfolio managers of the Rochdale Atlas Portfolio, since February 2004 and January 2007, respectively.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.


ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES


      The service providers and applicable stated service fees (before waivers and/or reimbursements or anticipated waivers and/or reimbursements), other than the investment advisory fees for both Funds are identical. InterContinental Fund has a lower gross advisory fee of 1.00% versus the 1.25% for International Capital Appreciation Fund. InterContinental Fund also has lower anticipated net expenses with 1.52%, 2.31% and 2.30% for Class A Shares, Class B Shares and Class C Shares respectively, versus 1.60%, 2.40% and 2.40% for the Class A Shares, Class B Shares and Class C Shares respectively, for International Capital Appreciation Fund and lower gross expenses, 1.98%, 2.25% and 2.51%
respectively, for InterContinental Fund versus 2.20%, 2.70% and 2.70% respectively, for International Capital Appreciation Fund. Both funds have a 12b-1 fee for all share classes. While both Funds have a 0.25% 12b-1 fee approved on their Class A Shares neither Fund has any present intention paying or accruing the distribution (12b-1) fees for the fiscal year ending November 30, 2007. Thus, InterContinental Fund has lower expenses than International Capital Appreciation Fund.


INVESTMENT ADVISORY FEES

      The Adviser receives an annual investment advisory fee of 1.00% of InterContinental Fund's average daily net assets. The annual investment advisory fee for the Federated International Capital Appreciation Fund is 1.25% of International Capital Appreciation Fund's average daily net assets. . A discussion of the Board's review of the International Capital Appreciation Fund's investment advisory contract is available in its Semi-Annual Report dated May 31, 2007.


ADMINISTRATIVE FEES

      Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to Federated International Capital Appreciation Fund and Federated InterContinental Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose to voluntarily waive a portion of its fee.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


SERVICE FEES

      Either Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

RULE 12B-1 FEES

      Both Funds have adopted a Rule 12b-1 Plan, which allows them to pay marketing fees of up to 0.25% of average net assets of the Funds Class A Shares and 0.75% of average net assets of the Fund's Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


ACCOUNT ADMINISTRATION FEES

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES

      The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds prospectuses and described above because they are not paid by the Funds.

      These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of InterContinental Fund's Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of International Capital Appreciation Fund's Shares. Reference is made to the Prospectus of the InterContinental Fund and the Prospectus of the International Capital Appreciation Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the InterContinental Fund's Shares and International Capital Appreciation Fund's Shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to InterContinental Fund's and International Capital Appreciation Fund's Shares.


PURCHASES

      You can purchase, redeem or exchange Shares of either Fund any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this Prospecuts/Proxy Statement), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

      The Funds' Distributor, Federated Securities Corp., markets the Funds' Shares to institutions or to individuals, directly or through financial intermediaries. Each Fund reserves the right to reject any request to purchase or exchange shares.

      Purchasers of both Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

      The Funds minimum initial and subsequent investment amounts are the same. The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in either Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

FUND                                 INITIAL    SUBSEQUENT   SYSTEMATIC INVESTMENT PROGRAM SUBSEQUENT INVESTMENT FRONT-  CONTINGENT
                                   INVESTMENT   INVESTMENT                         MINIMUM                        END     DEFERRED
                                     MINIMUM      MINIMUM                                                        SALES  SALES CHARGE
                                                                                                                 CHARGE
INTERNATIONAL CAPITAL                $1,500        $100                              $50                         5.50%     0.00%
APPRECIATION- CLASS A SHARES
INTERCONTINENTAL FUND-CLASS A        $1,500        $100                              $50                         5.50%     0.00%
SHARES
INTERNATIONAL CAPITAL                $1,500        $100                              $50                          None     5.50%
APPRECIATION- CLASS B SHARES
INTERCONTINENTAL FUND-CLASS B        $1,500        $100                              $50                          None     5.50%
SHARES
INTERNATIONAL CAPITAL                $1,500        $100                              $50                          None     1.00%
APPRECIATION- CLASS C SHARES
INTERCONTINENTAL FUND-CLASS C        $1,500        $100                              $50                          None     1.00%
SHARES

      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House
(ACH): Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program (SIP).


REDEMPTIONS AND EXCHANGES

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged.

      Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.


DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY


DIVIDENDS AND DISTRIBUTIONS

      Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.


TAX INFORMATION

      It is anticipated that both Funds' distributions will be primarily capital gains. Each Funds' distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets. Redemptions and exchanges are taxable sales.


FREQUENT TRADING

      Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.

      Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of it's shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.



                      INFORMATION ABOUT THE REORGANIZATION


DESCRIPTION OF THE PLAN OF REORGANIZATION

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after December 14, 2007. On the Closing Date, all of the assets of International Capital Appreciation Fund will be transferred to InterContinental Fund. In exchange for the transfer of these assets,
InterContinental Fund will simultaneously issue to International Capital Appreciation Fund a number of full and fractional Class A Shares, Class B Shares and Class C Shares of InterContinental Fund equal in value to the aggregate NAV of the Class A, Class B Shares and Class C Shares, respectively, of International Capital Appreciation Fund calculated as of 4:00 p.m. on the Closing Date.

      The value of International Capital Appreciation Fund's assets to be acquired by InterContinental Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in InterContinental Fund's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as International Capital Appreciation Fund and InterContinental Fund shall mutually agree. Each Fund's valuation procedures are similar; for example, the Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security. There are no material differences between the valuation procedures of International Capital Appreciation Fund and InterContinental Fund.

      International Capital Appreciation Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund, International Capital Appreciation Fund will distribute the Class A Shares, Class B Shares and Class C Shares of InterContinental Fund pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares, of International Capital Appreciation Fund, respectively, in complete liquidation of International Capital Appreciation Fund. Shareholders of International Capital Appreciation Fund owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class B Shares and Class C Shares, respectively, of InterContinental Fund with the same aggregate value as the shareholder had in International Capital Appreciation Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of International Capital Appreciation Fund's shareholders on the share records of InterContinental Fund's transfer agent. InterContinental Fund does not issue share certificates to shareholders.

      Following the consummation of the Reorganization, International Capital Appreciation Fund will then be terminated; the Corporation will amend its Articles of Incorporation to remove International Capital Appreciation Fund as a series of the Corporation.

      The transfer of shareholder accounts from International Capital Appreciation Fund to InterContinental Fund will occur automatically. It is not necessary for International Capital Appreciation Fund shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS, AND YOU MAY INCUR SALES CHARGES THAT YOU WOULD NOT INCUR IN THE REORGANIZATION.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by International Capital Appreciation Fund's shareholders; and (ii) the receipt by the Corporation and the Trust of an opinion to the effect that the Reorganization will be tax-free to International Capital Appreciation Fund, its shareholders and InterContinental Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board or the Board of the Trust determines that the Reorganization is not in the best interest of the shareholders of Internatioanl Capital Appreciation Fund or InterContinental Fund, respectively.

      The expenses of the Reorganization will be paid by InterContinental Fund's Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by International Capital Appreciation Fund and InterContinental Fund; proxy solicitation costs; and other related administrative or operational costs.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


DESCRIPTION OF THE INTERCONTINENTAL FUND'S SHARE CLASSES AND CAPITALIZATION

      Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be issued to shareholders of International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of InterContinental Fund provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of InterContinental Fund.

            The following tables sets forth the unaudited capitalization of InterContinental Fund's and International Capital Appreciation Fund's Class A Shares, Class B Shares and Class C Shares as of June 30, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

                                                                                                          Net Asset Value Per Share
Fund                                                                 Total Net Assets* Shares Outstanding
Federated International Capital Appreciation Fund - Class A Shares
                                                                          $154,687,372         11,973,637                    $12.92
Adjustments                                                                                   (9,629,534)
Federated InterContinental Fund - Class A Shares
                                                                          $376,396,114          5,703,812                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class A Shares

                                                                          $531,083,489          8,047,915                    $65.99

Federated International Capital Appreciation Fund - Class B Shares
                                                                           $19,875,100          1,626,547                    $12.22
Adjustments                                                                                   (1,325,363)
Federated InterContinental Fund - Class B Shares
                                                                              $394,537              5,979                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class B Shares

                                                                           $20,269,637            307,163                    $65.99

Federated International Capital Appreciation Fund - Class C Shares
                                                                           $39,838,384          3,262,435                    $12.21
Adjustments                                                                                   (2,658,732)
Federated InterContinental Fund - Class C Shares
                                                                              $212,619              3,222                    $65.99
Federated InterContinental Fund, Pro Forma Combined - Class C Shares

                                                                           $40,051,003            606,925                    $65.99

* Does not reflect additional $21,174 assets of Federated InterContinental Fund represented by other share classes.

FEDERAL TAX CONSEQUENCES

      As a condition to the Reorganization, InterContinental Fund and International Capital Appreciation Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and International Capital Appreciation Fund and InterContinental Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no gain or loss will be recognized by InterContinental Fund upon its receipt of International Capital Appreciation Fund's assets in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund;

   {circle}no  gain  or  loss  will   be  recognized  by  International  Capital
      Appreciation Fund upon transfer of its assets to InterContinental Fund in exchange for InterContinental Fund Class A Shares, Class B Shares and Class C Shares or upon the distribution of InterContinental Fund's shares to International Capital Appreciation Fund's shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares, respectively;

   {circle}no  gain  or loss will be recognized by shareholders of International
      Capital Appreciation Fund upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares Class B Shares and Class C Shares, respectively, of InterContinental Fund;

   {circle}the aggregate tax basis of the Class  A  Shares,  Class  B Shares and
      Class C Shares of InterContinental Fund received by each shareholder of International Capital Appreciation Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of International Capital Appreciation Fund held by such shareholder immediately prior to the Reorganization;

   {circle}the holding period of InterContinental Fund's Class A Shares, Class B
      Shares and Class C Shares received by each shareholder of International Capital Appreciation Fund pursuant to the Plan will include the period during which International Capital Appreciation Fund Class A Shares, Class B Shares and Class C Shares, respectively, exchanged therefor were held by such shareholder, provided the shares of International Capital Appreciation Fund were held as capital assets on the date of the Reorganization;

   {circle}the  tax  basis of the assets of International  Capital  Appreciation
      Fund acquired by InterContinental Fund will be the same as the tax basis of such assets to International Capital Appreciation Fund immediately prior to the Reorganization; and

   {circle}the holding period of International Capital Appreciation Fund's assets in the hands of InterContinental Fund will include the period during which those assets were held by International Capital Appreciation Fund.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on InterContinental Fund, International Capital Appreciation Fund or International Capital Appreciation Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of International Capital Appreciation Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Before the Reorganization, International Capital Appreciation Fund may distribute ordinary income and realized capital gains, if any, to shareholders. Please see the Tax Consequences table for more information.


COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      Both the Corporation and the Trust are open-end, management investment companies. The Corporation was established under the laws of the State of
Maryland. The Trust was established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of International Capital Appreciation Fund and InterContinental Fund are defined by the respective Funds' Articles of Incorporation or Declaration of Trust, as applicable and Bylaws. The chart below describes some of the differences between your rights as a shareholder of International Capital Appreciation Fund and your rights as a shareholder of InterContinental Fund.

  CATEGORY                                  INTERNATIONAL CAPITAL APPRECIATION FUND                                INTERCONTINENTAL
                                                                                                                         FUND
PREEMPTIVE    None                                                                                                 Same
RIGHTS
PREFERENCES   None                                                                                                 Same
APPRAISAL     None                                                                                                 Same
RIGHTS
CONVERSION    None                                                                                                 Same
RIGHTS
EXCHANGE      None                                                                                                 Same
RIGHTS (other
than the
right to
exchange for
shares of the
same class of
other
Federated
mutual funds
as provided
in the Funds'
prospectuses)
MINIMUM       Class A Shares - $1,500                                                                              Same
ACCOUNT SIZE  Class B Shares - $1,500
              Class C Shares - $1,500
ANNUAL        Not required                                                                                         Same
MEETINGS
RIGHT TO CALL Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Same
SHAREHOLDER   Fund entitled to vote at the meeting.
MEETINGS
NOTICE OF     Not less than ten nor more than ninety days before the  date  of  every Annual or Special Meeting of Mailed   to  each
MEETINGS      shareholders the Secretary or an Assistant Secretary shall give to each shareholder of record of the shareholder
              Corporation or of the relevant Series or Class written notice of such meeting.                       entitled to  vote
                                                                                                                   at  least  7 days
                                                                                                                   before        the
                                                                                                                   meeting.

     CATEGORY      INTERNATIONAL                                        INTERCONTINENTAL FUND
                      CAPITAL
                    APPRECIATION
                        FUND
RECORD DATE FOR    The  Board  of The Board of  Trustees  may fix a date not more than 60 days before the meeting date as the record
MEETINGS           Directors  may date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
                   fix in advance
                   a  date as the
                   record    date
                   for        the
                   purpose     of
                   determining
                   shareholders
                   entitled    to
                   notice  of  or
                   to vote at any
                   meeting     of
                   shareholders.
QUORUM FOR         The   presence To constitute a quorum for  the  transaction  of any business at any meeting of shareholders there
MEETINGS           in  person  or must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the
                   by  proxy   of Trust outstanding and entitled to vote at such meeting without regard to Class except with respect the holders of to any matter which by law requires the separate  approval  of  one  or more Series or Classes, in
                   one-third   of which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the  shares of the Shares of each Series or Class entitled to vote separately on the  matter  shall  constitute a stock  of  the quorum. When any one or more Series or Class is entitled to vote as a single Series or Class, more
                   Corporation    than  one-fourth  of  the Shares of each such Series or Class entitled to vote shall constitute  a
                   entitled    to quorum at a Shareholders' meeting of that Series or Class.
                   vote   without
                   regard      to
                   class    shall
                   constitute   a
                   quorum  at any
                   meeting of the
                   shareholders,
                   except    with
                   respect to any
                   matter   which
                   by         law
                   requires   the
                   separate
                   approval    of
                   one   or  more
                   classes     of
                   stock,      in
                   which case the
                   presence    in
                   person  or  by
                   proxy  of  the
                   holders     of
                   one-third   of
                   the  shares of
                   stock  of each
                   class entitled
                   to        vote
                   separately  on
                   the     matter
                   shall
                   constitute   a
                   quorum.
VOTE REQUIRED FOR  Except      as A plurality of votes cast at the meeting.
ELECTION OF        otherwise
TRUSTEES/DIRECTORS provided    by
                   law,       any
                   vacancy
                   occurring   in
                   the  Board  of
                   Directors  for
                   any      cause
                   other than  by
                   reason  of  an
                   increase    in
                   the  number of
                   Directors  may
                   be filled by a
                   majority    of
                   the  remaining
                   members of the
                   Board       of
                   Directors
                   although  such
                   majority    is
                   less   than  a
                   quorum and any
                   vacancy
                   occurring   by
                   reason  of  an
                   increase    in
                   the  number of
                   Directors  may
                   be  filled  by
                   action   of  a
                   majority    of
                   the     entire
                   Board       of
                   Directors then
                   in office.
ADJOURNMENT OF     In the absence In the absence of a quorum,  a  plurality  of the shares present in person or by proxy entitled to
MEETINGS           of a quorum at vote may adjourn the meeting from time to time  without further notice than by announcement at the any meeting, a meeting until a quorum shall be present.
                   majority    of
                   those
                   shareholders
                   present     in
                   person  or  by
                   proxy      may
                   adjourn    the
                   meeting   from
                   time  to  time
                   to  a date not
                   later than 120
                   days after the
                   original
                   record    date
                   without
                   further notice
                   other than  by
                   announcement
                   to be given at
                   the    meeting
                   until        a
                   quorum,     as
                   above defined,
                   shall       be
                   present.

CATEGORY           INTERNATIONAL  INTERCONTINENTAL FUND
                   CAPITAL
                   APPRECIATION
                   FUND
REMOVAL OF         At any meeting A Trustee  may  be  removed  from  office at any special meeting of shareholders by a vote of two-
TRUSTEES/          of             thirds of the outstanding shares.
DIRECTORS BY       shareholders
SHAREHOLDERS       duly    called
                   for        the
                   purpose     of
                   removing     a
                   Dirctor,   any
                   Director   may
                   by the vote of
                   a  majority of
                   all   of   the
                   Shares
                   entitled    to
                   vote        be
                   removed   from
                   office.
PERSONAL LIABILITY Directors  and Trustees and officers of the Trust shall  be  liable for the their willful misfeasance, bad faith,
OF OFFICERS AND    officers    of gross negligence or reckless disregard of the duties  involved  in  the  conduct  of the office of
TRUSTEES/DIRECTORS the            Trust or officer, as the case may be, and for nothing else.
                   Corporation
                   shall       be
                   liable     for
                   their  willful
                   misfeasance,
                   bad     faith,
                   gross
                   negligence  or
                   reckless
                   disregard   of
                   the     duties
                   involved    in
                   the conduct of
                   the  office of
                   Director    or
                   officer,    as
                   the  case  may
                   be,   and  for
                   nothing else.
PERSONAL LIABILITY Under Maryland Under  certain  circumstances,  shareholders  may  be  held  personally  liable as partners  under
OF SHAREHOLDERS    corporate  law Massachusetts law for obligations of the Trust.  To protect its shareholders,  the Trust has filed
                   no    personal legal documents with Massachusetts that expressly disclaim the liability of its  shareholders  for
                   liability      acts or obligations of the Trust.
                   passes through
                   to             In  the  unlikely  event  a shareholder is held personally liable for the Trust's obligations, the
                   shareholders   Trust is required by the Declaration  of  Trust  to  use its property to protect or compensate the of  the  fund. shareholder. On request, the Trust will defend any claim  made  and  pay  any  judgment  against a
                   Under Maryland shareholder  for  any  act  or  obligation of the Trust.  Therefore, financial loss resulting from corporate law, liability as a shareholder will occur  only  if  the  Trust  itself cannot meet its obligations to
                   there       is indemnify shareholders and pay judgments against them.
                   generally   no
                   shareholder
                   liability  for
                   acts        or
                   obligations of
                   the
                   corporation.

CATEGORY     INTERNATIONAL  INTERCONTINENTAL FUND
             CAPITAL
             APPRECIATION
             FUND
RIGHTS OF    Under      the Under Massachusetts  law,  and  under  the Bylaws of the Trust, the trustees of a Massachusetts business
INSPECTION   General   Laws trust may from time to time determine whether  and  to  what  extent,  and at what times and places, and of  the  State under what conditions and regulations the accounts and books of the Trust  maintained  on behalf of each
             of   Maryland, series and class of shares of the Trust or any of them may be open to the inspection of the shareholders
             the    by-laws of any series or class; and no shareholder may have any right to inspect any account or book or document
             and        the of the Trust except that, to the extent such account or book or document relates to the  series or class
             minutes   must in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection
             be   available as conferred by laws or authorized by the trustees or by resolution of the shareholders of  the relevant for inspection series or class.
             by
             shareholders.
             Maryland   law
             provides  that
             one   or  more
             persons    who
             together   are
             shareholders
             of at least 5%
             of         the
             outstanding
             shares  of the
             corporation
             for  at  least
             six months may
             inspect    the
             Fund's   books
             of account and
             stock  ledger,
             statement   of
             the
             corporation's
             affairs,   and
             present to any
             officer     or
             resident agent
             a      written
             request  for a
             list   of  the
             Maryland
             Fund's
             shareholders.



LIQUIDATION  Maryland   law The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or  new fund,
AND          requires       or  any class thereof, without prior shareholder approval and without first redeeming all of the  shares
DISSOLUTION  shareholder    of the  respective  fund.   Although Massachusetts law allows the trust to liquidate without shareholder
             approval    to approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the
             dissolve     a Trust may sell all of its assets upon approval by a majority of the shareholders.
             fund.       To
             circumvent the
             shareholder
             approval
             requirement,
             the  Directors
             can      first
             redeem all  of
             the
             outstanding
             shares  of the
             fund.      The
             Directors  can
             redeem     the
             shares without
             shareholder
             approval,  and
             once       the
             shares    have
             been redeemed,
             the  Directors
             can  liquidate
             the series  or
             class  without
             shareholder
             approval.
             Also,  in  the
             event  that no
             shares  of   a
             class       or
             series     are
             outstanding, a
             majority    of
             the  Directors
             may  vote   to
             liquidate  any
             class       or
             series without
             shareholder
             approval.


NUMBER OF    3,000,000,000  Shares shall have $.001 per share without par value.
AUTHORIZED   shares      of
SHARES; PAR  common  stock,
VALUE        all  of  which
             have   a   par
             value  of  one
             tenth   of   a
             cent   ($.001)
             per     share,
             with        an
             aggregate  par
             value       of
             $3,000,000.

   INFORMATION ABOUT THE INTERCONTINENTAL FUND AND THE INTERNATIONAL CAPITAL
                               APPRECIATION FUND


WHERE TO FIND ADDITIONAL INFORMATION

      Information about International Capital Appreciation Fund is included in its Prospectus and its SAI dated February 1, 2007, each of which is incorporated herein by reference. Information about InterContinental Fund is included in its Prospectus and its SAI dated June 25, 2007 (Revised August 2, 2007), each of which is incorporated herein by reference. A copy of the Prospectus for InterContinental Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of InterContinental Fund, the Prospectus and SAI of International Capital Appreciation Fund and the SAI dated October 30, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of International Capital Appreciation Fund and InterContinental Fund are also available electronically at Federated's website at FederatedInvestors.com.

      InterContinental Fund, and the Corporation, on behalf of International Capital Appreciation Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by InterContinental Fund and by the Corporation, on behalf of International Capital Appreciation Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

      Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE
                      AGREEMENT AND PLAN OF REORGANIZATION.


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

       Proxies are being solicited by the Board of the Corporation, on behalf of its portfolio, International Capital Appreciation Fund. The proxies will be voted at the special meeting of shareholders of International Capital Appreciation Fund to be held at 2:00 p.m. (Eastern Time) on December 11, 2007, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by ICF's Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of ICF's Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of the Corporation knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 5, 2007, to shareholders of record at the close of business on October 22, 2007 (the "Record Date").

      International Capital Appreciation Fund's Annual Report, which includes audited financial statements for its fiscal year ended November 20, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended May 31, 2007, were previously mailed to shareholders of International Capital Appreciation Fund. Since InterContinental Fund is a newly created series and this is InterContinental Fund's first fiscal year, an annual report is not yet available. International Capital Appreciation Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report. Requests for Annual Reports or Semi-Annual Reports for International Capital Appreciation Fund may be made by writing to the Fund's principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of International Capital Appreciation Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of InterContinental Fund are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      In order to hold the Special Meeting, a "quorum" of shareholders of International Capital Appreciation Fund must be present. One-third of the shares entitled to vote shall constitute a quorum. Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares, Class B Shares and Class C Shares of International Capital Appreciation Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the Class A Shares, Class B Shares and Class C Shares of International Capital Appreciation Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class A Shares, Class B Shares and Class C Shares Class B of International Capital Appreciation Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares, Class B Shares and Class C Shares of International Capital Appreciation Fund, voting together as a single class.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

      Officers and Directors of the Corporation own less than 1% of International Capital Appreciation Fund's outstanding shares.


SHARE OWNERSHIP OF THE FUNDS

ISSUER                                            SHARE CLASS    OUTSTANDING SHARES NUMBER OF VOTES ENTITLED TO VOTE
Federated International Capital Appreciation Fund Class A Shares
Federated International Capital Appreciation Fund Class B Shares
Federated International Capital Appreciation Fund Class C Shares


ISSUER                          SHARE CLASS    OUTSTANDING SHARES NUMBER OF VOTES ENTITLED TO VOTE
Federated InterContinental Fund Class A Shares
Federated InterContinental Fund Class B Shares
Federated InterContinental Fund Class C Shares


      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of International Capital Appreciation Fund:

      Information to be provided

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of International Capital Appreciation Fund:

      Information to be provided

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of International Capital Appreciation Fund:

      Officers and Trustees of InterContinental Fund own less than 1% of each class of InterContinental Fund's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of InterContinental Fund:

      Information to be provided

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of InterContinental Fund:

      Information to be provided

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of InterContinental Fund:

      Information to be provided

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


INTERESTS OF CERTAIN PERSONS

      Each Fund is managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees/directors of both the Trust and the Corporation.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The International Capital Appreciation Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated InterContinental Fund, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of International Capital Appreciation Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                             By Order of the Board of Directors,

                                                           /s/ John W. McGonigle
                                                    John W. McGonigle, Secretary
October 30, 2007

                                                                       EXHIBIT B


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

From December 1, 2005 through November 30, 2006, Federated International Capital Appreciation Fund's total returns, based on net asset value, were 24.80% for Class A Shares, 23.87% for Class B Shares, and 23.71% for Class C Shares. The Morgan Stanley Capital International All Country World Ex. U.S. Index (MSCI-ACWI Ex-U.S.), 1 the fund's benchmark, returned 29.25% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the MSCI-ACWI Ex-U.S.


MARKET OVERVIEW

The first six months of the reporting period saw the United States positioned for an economic slowdown, but not as slow as market watchers originally believed. A warmer-than-expected winter, resilient mortgage refinancing activities and lower energy bills left consumers with more disposable income. In addition, an improving corporate spending/investment environment appeared to have legs. Specifically, conservative balance sheets allowed companies to increase their capital expenditure and pursue merger and acquisition activities for growth. European economic data was consistently stronger during the first six months of the reporting period. The German IFO and ZEW (business and economic sentiment indices), the French INSEE national statistic agency, and the Belgian Business confidence index all indicated positive trends in economic conditions. By the end of April 2006, the European Commission reported that its eurozone economic sentiment indicator rose to its highest level since mid-2001. The source of the increase was the predominately positive development in the sector-level confidence indicators. In Japan, economic data continued to improve, allowing the Bank of Japan to end their quantitative easing policy after five years of fighting deflation. Core consumer prices (excluding fresh food) rose in the six months through April, ending almost 15 years of deflation.


Following a sharp market sell-off in May and early June, the global equity markets struggled higher. There were several macro level events that encouraged the markets upward movement during the second half of the reporting period. Signals made by the Federal Reserve Board (the "Fed") at its July, September and October meetings indicated that it was pausing on its campaign of hiking the Federal Funds Target Rate. A result of the Fed's action was a rally in the U.S. government bond market, which was accompanied by signs that the U.S. economy was slowing but not crashing. Healthy, although somewhat slower economic growth signals emanated from overseas, and there appeared to finally be some easing of concerns concerning the geopolitical risks in the Middle East.


In currency terms, the U.S. dollar strengthened 11.89% relative to the euro and weakened (3.44)% relative to the Japanese yen.


By region, three of four key market areas performed positively. The United States, Europe, and emerging markets all posted returns in the 12.60% to 34.10% range. The single disappointment, compared to other international markets, was Japan, which returned 12.56% in dollar terms as per the MSCI Japan Index. 2 The weak Japanese yen depressed returns to dollar-based investors. Japan's market appears to have been hurt somewhat by the Bank of Japan's first-rate hike in several years, which occurred in July, and concerns that further hikes could be coming. The recovery in emerging markets following their May/June swoon suggested that investors believe that global economic growth remains healthy and is likely to continue to remain strong now that the Fed has gone into pause mode.


FUND PERFORMANCE

The top contributor to the fund was strong stock picking in the Energy, Information Technology, and Health Care sectors. High oil prices during the reporting period helped underpin the outlook and earnings for oil and oil services stocks globally. Better than expected results and performance in Information Technology were led by High Tech Computer Corp. in Taiwan, Canon, Inc. in Japan and semiconductor equipment stocks like Advantest Corp. and Tokyo Electron. Finally Shire Pharmaceuticals Group PLC in the UK rallied significantly after the generic settlement with Barr Labs and good pipeline data.


The common theme among the bottom contributors to the fund was negative earnings revisions. Within the Consumer Discretionary sector, Techtronic Industries in Hong Kong and Aisin Seiki in Japan both underperformed due to weaker than expected sales growth. As a major power tool supplier to Home Depot in the United States, Techtronic was impacted by the weak housing market and lackluster consumer demand. Auto parts manufacturer Aisin Seiki in Japan performed poorly due to decelerating earnings outlook as the company expanded in the United States during a period when U.S. auto manufacturers such as Ford and GM were cutting production. Within the Industrials sector, the aerospace and defense manufacturer EADS in France had a profit warning due to delays with the production of the superjumbo A380 jet.


Another reason for the fund's underperformance relative to its benchmark was the fund's underweighting of the Utilities sector and emerging markets. Utilities were buoyed by a robust level of merger and acquisition activity in Europe despite the premium valuations. Emerging markets continued to rally as global liquidity remains very loose and volatility is low. 3

1 The Morgan Stanley Capital International All Country World Ex U.S. Index represents 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index is unmanaged and investments can not be made directly in an index.
2 The MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes. Investments cannot be made directly in an index.
3 International investing involves special risks including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $13,169 and $15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.



 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             17.98%
 5 Years                                                            11.32%
 Start of performance (7/1/1997)                                     2.97%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $13,095 and $15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.

 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             18.37%
 5 Years                                                            11.43%
 Start of performance (7/1/1997)                                     2.90%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.50% AS APPLICABLE.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2




The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") is represented by a solid line. The MSCI-ACWI Ex. U.S. Index is represented by dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the MSCI-ACWI Ex. U.S. Index. The "x" axis reflects computation periods from July 1, 1997 to November 30, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-ACWI EX U.S. Index. The ending values were $12,856 and
$15,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended November 30, 2006.

 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 11/30/2006
 1 Year                                                             21.50%
 5 Years                                                            11.44%
 Start of performance (7/1/1997)                                     2.70%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 1.00%, AND MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%, AS APPLICABLE.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

                            ROCHDALE ATLAS PORTFOLIO
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Atlas Portfolio is an exceptionally strong performing international fund, which provides exposure to foreign economies and companies in both developed and emerging markets. We start our investment process by identifying leading foreign countries, with favorable macroeconomic outlooks, that are likely to outperform relative to other foreign markets. The Rochdale Atlas Fund finished 2006 in the top 2% of its category, by returning 33.26% versus the Lipper International Multi-Cap Core Category Average, which returned 25.19%. Our country selection process continues to identify specific countries whose equity markets are expected to generate exceptional returns relative to other countries included in international benchmarks. Our process focuses on positive growth economies while seeking to avoid slower growing foreign economies. Our proprietary country and company selection process has proven successful identifying investment opportunities that others may have not appreciated, and profiting from them. European markets - particularly Germany and France contributed positively to Atlas' annual return. Our best performing country was China, where our stocks returned 60%. Resource markets such as Norway and Brazil also achieved strong results during the year. We continue to be overweight Eurozone economies (Germany, France, Italy), Asia ex-Japan (South Korea, Taiwan), and Resource Markets (Brazil, Norway). We have also added South African shares during the fourth quarter. We favor all of the above-mentioned countries while watching for opportunities to add weight to the underperformer -Japan - which returned only 6.3%.

 ATLAS PORTFOLIO:
 TOP TEN HOLDINGS AS OF DECEMBER 31, 2006
----------------------------------------------------------------
 Company                                  Percent of Net Assets
----------------------------------------------------------------
 Norsk Hydro ASA                                           1.9%
 Total SA                                                  1.9%
 Taiwan Semicondutor Stk                                   1.9%
 Telecom Corp of New Zealand Ltd                           1.7%
 Allianz Se                                                1.7%
 Orkla Asa Cl A                                            1.7%
 HON HAI Precision Industry Co Ltd.                        1.6%
 Siemens A G Sponsored Adr                                 1.6%
 Petroleo Brasileiro SA                                    1.5%
 Deutsche Bank AG                                          1.4%
------------------------------------------

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Rochdale Atlas Portfolio (the "Fund") is represented twice in the chart. Once at public offering price, represented by a solid line with a solid circle, and then again at NAV which is represented by a line with a triangle. The Dow Jones World Index (the "Dow") is represented by a solid line with an "x" and the MSCI All Country World ex USA Index is represented by a line with a hollow circle (the "MSCI"). The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the Dow and the MSCI. The "x" axis reflects computation periods from October 1, 1998 to December 31, 2006. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Dow and MSCI. The ending values were $23,500, $23,631, $24,708 and $25,074, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, three-year, five-year and since inception periods ended December 31, 2006.


                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                            PERIOD ENDED DECEMBER 31, 2006
                                                                             One   Three   Five    Since
                                                                             Year  Years  Years  Inception
ROCHDALE ATLAS PORTFOLIO
       Return at NAV(1). . . . . . . . . . . . . . . . . . . . . . . . .    33.26% 25.65% 19.73% 11.79%
       Return at POP(2) . . . . . . . . . . . . . . . . . . . . . . . . . . 25.59% 23.20% 18.32% 10.99%
DOW JONES WORLD INDEX (EX U.S.) . . . . . . . . . . . . . . . .             25.74% 21.51% 16.97% 11.58%
MSCI ALL COUNTRY WORLD EX USA INDEX . . . . . . . . . .                     27.16% 21.81% 16.87% 10.91%
LIPPER INTERNATIONAL MULTI-CAP CORE . . . . . . . . . . . .
       CATEGORY AVERAGE . . . . . . . . . . . . . . . . . . . . . . .       25.19% 19.28% 14.51% N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
The Dow Jones World Index ex U.S. consists of approximately 4,727 securities listed on exchanges in 43 countries, excluding the United States.
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,126 securities listed on exchanges in 47 countries, excluding the United States.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds' performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are complied by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper International Multi-Cap Core consists of fund that invest in securities of companies of various size outside of the U.S. As of December 31, 2006, the category consists of 333,246 and 201 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.
N/A- not available.

                      STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER30, 2007


                          ACQUISITION OF THE ASSETS OF

               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
            A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.


                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

  BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                        FEDERATED INTERCONTINENTAL FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

















This Statement of Additional Information dated October 30, 2007, is not a prospectus. A Prospectus/Proxy Statement dated October 30, 2007, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated InterContinental Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.


                               TABLE OF CONTENTS


1. Statement of Additional Information of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated February 1, 2007.

2. Statement of Additional Information of Federated InterContinental Fund, dated July 25, 2007.

3.    Audited  Financial   Statements   of   Federated   International   Capital
      Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006.

4.    Audited   Financial   Statements   of  Federated  InterContinental  Fund's
      predecessor fund the Rochdale Atlas Portfolio, a portfolio of Rochdale Investment Trust, dated December 31, 2006.

5.    Unaudited   Financial   Statements   of  Federated  International  Capital
      Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated May 31, 2007.

6. Pro Forma Financial Statements of Federated InterContinental Fund, a portfolio of Federated Equity Funds and Federated International Capital Appreciation Fund, portfolios of Federated World Investment Series, Inc., dated December 31, 2006.

                     INFORMATION INCORPORATED BY REFERENCE

       The Statement of Additional Information of Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of Federated World Investment Series, Inc., dated February 1, 2007, is incorporated by reference to Federated World Investment Series, Inc., Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 811-7141), which was filed with the Securities and Exchange Commission on or about January 29, 2007. A copy may be obtained from Federated World Investment Series, Inc. by calling 1-800-341-7400.

      The Statement of Additional Information of Federated InterContinental Fund (the "Federated Fund"), a portfolio of Federated Equity Funds (the "Federated Trust"), dated July 25, 2007, is incorporated by reference to the Federated Trust's Post-Effective Amendment No.81 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about April 25, 2007. A copy may be obtained by calling 1-800-341-7400.

      The audited financial statements of the Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006, are incorporated by reference to the Annual Report to shareholders of Federated International Capital Appreciation Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 29, 2007.

      The audited financial statements of the Federated InterContinenetal Fund's predecessor fund, the Rochdale Fund, dated December 31, 2006, are incorporated by reference to the Annual Report to shareholders of the Rochdale Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 13, 2007.

      The unaudited financial statements of the Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2006, are incorporated by reference to the Semi- Annual Report to shareholders of Federated International Capital Appreciation Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 24, 2007.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2006
(UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the year ended December 31, 2006. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on or about August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED INTERCONTINENTAL FUND
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006 (UNAUDITED)

                               PRO FORMA                                                                                 PRO FORMA
                   FEDERATED    COMBINED                                                                    FEDERATED     COMBINED
                 INTERNATIONAL                                                                FEDERATED   INTERNATIONAL
   FEDERATED        CAPITAL                                                                     INTER-       CAPITAL
INTERCONTINENTAL APPRECIATION                                                                CONTINENTAL  APPRECIATION
      FUND           FUND                                                                        FUND         FUND

    SHARES OR PRINCIPAL AMOUNT                                                                  VALUE
COMMON STOCKS - 98.3%
AUSTRALIA - 0.6%
       0           1,026,900   1,026,900  Telstra Corp., Ltd                                           $0    $2,964,034   $2,964,034
BELGIUM - 1.0%
       0            17,000       17,000   InBev                                                         0     1,120,696    1,120,696
       0            27,700       27,700   KBC Groupe                                                    0     3,396,925    3,396,925
                                              Total                                                     0     4,517,621    4,517,621
BRAZIL - 5.1%
     12,450            0         12,450   Aracruz Celulose SA, ADR                                762,438             0      762,438
     37,700            0         37,700   Banco Bradesco SA, ADR (b)                            1,521,195             0    1,521,195
     20,300            0         20,300   Banco Itau Holding Financeira SA, ADR (b)               733,845             0      733,845
     1,600             0         1,600    Companhia de Bebidas das Americas-CM, ADR                70,240             0       70,240
     8,000             0         8,000    Companhia de Bebidas das Americas-PR, ADR (b)           390,400             0      390,400
    125,800            0        125,800   Companhia de Concessoes Rodoviarias                   1,698,727             0    1,698,727
     25,400            0         25,400   Companhia de Saneamento Basico do Estado de Sao         860,044             0      860,044
                                          Paulo, ADR
     32,700            0         32,700   Companhia Energetica de Minas Gerais SA, ADR          1,576,140             0    1,576,140
     37,800            0         37,800   Companhia Siderurgica Nacional SA, ADR                1,133,244             0    1,133,244
     78,700         57,800      136,500   Companhia Vale Do Rio Doce, ADR (b)                   2,340,538     1,718,972    4,059,510
     56,200            0         56,200   Gerdau SA, ADR (b)                                      899,200             0      899,200
     43,300            0         43,300   Petroleo Brasileiro SA, ADR (b)                       4,016,508             0    4,016,508
    383,000            0        383,000   Sadia SA                                              1,283,538             0    1,283,538
     59,000            0         59,000   Souza Cruz SA                                         1,050,760             0    1,050,760
     41,800            0         41,800   Tractebel Energia SA                                    352,165             0      352,165
     31,200            0         31,200   Uniao de Bancos Brasileiros SA (Unibanco), GDR        2,900,352             0    2,900,352
     17,600            0         17,600   Usinas Siderurgicals de Minas Gerais SA                 663,141             0      663,141
                                              Total                                            22,252,475     1,718,972   23,971,447
CANADA - 2.6%
       0            57,000       57,000   Alcan, Inc.                                                   0     2,778,180    2,778,180
       0            73,900       73,900   EnCana Corp.                                                  0     3,400,484    3,400,484
       0            16,000       16,000   Potash Corp. of Saskatchewan, Inc.                            0     2,291,301    2,291,301
       0            214,800     214,800   Talisman Energy, Inc.                                         0     3,647,078    3,647,078
                                              Total                                                     0    12,117,043   12,117,043
CHINA - 3.2%
    729,000            0        729,000   Angang New Steel Co., Ltd                             1,068,434             0    1,068,434
     77,000            0         77,000   China Mobile Ltd./HK, ADR                             3,327,940             0    3,327,940
       0           2,293,500   2,293,500  China Petroleum & Chemical Corp. (Sinopec)                    0     2,122,983    2,122,983
     35,800            0         35,800   China Petroleum & Chemical Corp., ADR (b)             3,316,512             0    3,316,512
     9,300             0         9,300    CNOOC Ltd., ADR (b)                                     880,059             0      880,059
   4,600,000           0       4,600,000  CNPC Hong Kong Ltd.                                   2,542,972             0    2,542,972
   1,136,000           0       1,136,000  PetroChina Co., Ltd.                                  1,609,442             0    1,609,442
                                              Total                                            12,745,359     2,122,983   14,868,342
CYPRUS - 0.6%
       0            216,800     216,800   Bank of Cyprus Public Co., Ltd                                0     2,964,896    2,964,896
FINLAND - 0.5%
       0            111,810     111,810   Nokia Oyj                                                     0     2,284,767    2,284,767
FRANCE - 12.5%
       0            102,577     102,577   AXA                                                           0     4,152,926    4,152,926
     72,100            0         72,100   AXA SA, ADR (b)                                       2,907,793             0    2,907,793
     32,058         43,956       76,014   BNP Paribas                                           3,497,583     4,795,694    8,293,277
     7,300             0         7,300    Casino Guichard-Perrachon SA                            678,397             0      678,397
     5,600             0         5,600    CNP Assurances                                          625,384             0      625,384
     18,500            0         18,500   Compagnie de Saint-Gobain                             1,554,386             0    1,554,386
     9,950             0         9,950    Compagnie Generale des Etablissements Michelin          952,247             0      952,247
     27,750            0         27,750   Credit Agricole SA                                    1,167,072             0    1,167,072
     19,600            0         19,600   European Aeronautic Defense and Space Co.               675,282             0      675,282
     9,000             0         9,000    France Telecom SA                                       248,894             0      248,894
     44,900            0         44,900   France Telecom SA, ADR                                1,243,730             0    1,243,730
     5,400             0         5,400    Groupe Danone (a)                                       818,322             0      818,322
     6,900             0         6,900    Imerys SA                                               613,900             0      613,900
     19,500            0         19,500   M6 Metropole Television                                 696,548             0      696,548
       0            25,200       25,200   Lagardere S.C.A.                                              0     2,029,181    2,029,181
     5,700             0         5,700    Renault SA                                              684,707             0      684,707
     26,900            0         26,900   Safran SA (a)                                           624,252             0      624,252
     61,250            0         61,250   Sanofi-Aventis, ADR (b)                               2,827,913             0    2,827,913
     10,350            0         10,350   Schneider Electric SA, ADR                            1,149,013             0    1,149,013
     16,000            0         16,000   Societe BIC SA                                        1,114,118             0    1,114,118
     15,960            0         15,960   Societe Generale                                      2,709,334             0    2,709,334
     48,000            0         48,000   Suez SA                                               2,485,697             0    2,485,697
       0            41,700       41,700   Technip SA                                                    0     2,862,397    2,862,397
       0            53,600       53,600   Tf1 - Tv Francaise                                            0     1,988,914    1,988,914
     73,550            0         73,550   Total Fina Elf SA, ADR (b)                            5,289,716             0    5,289,716
       0            46,040       46,040   Total SA, Class B                                             0     3,321,360    3,321,360
     16,600            0         16,600   Valeo SA                                                690,909             0      690,909
     4,550             0         4,550    Vallourec SA (a)                                      1,323,167             0    1,323,167
     5,400             0         5,400    Vinci SA (a)                                            690,014             0      690,014
     37,450         70,700      108,150   Vivendi                                               1,463,791     2,763,428    4,227,219
                                               Total                                           36,732,169    21,913,900   58,646,069
GERMANY - 12.5%
     22,718         17,100       39,818   Allianz AG                                            4,645,562     3,493,375    8,138,937
     10,104         32,800       42,904   Altana AG                                               624,873     2,034,989    2,659,862
     23,800            0         23,800   BASF AG, ADR (b)                                      2,313,598             0    2,313,598
     28,900            0         28,900   Bayer AG, ADR                                         1,542,104             0    1,542,104
     12,200            0         12,200   Celesio AG                                              649,174             0      649,174
     30,100         28,600       58,700   Commerzbank AG                                        1,142,334     1,089,187    2,231,521
       0            17,100       17,100   Continental AG                                                0     1,988,669    1,988,669
     48,600            0         48,600   DaimlerChryser AG (b)                                 2,984,526             0    2,984,526
     28,700            0         28,700   Deutsche Bank AG (b)                                  3,823,988             0    3,823,988
     69,540            0         69,540   Deutsche Post AG                                      2,102,127             0    2,102,127
    141,800            0        141,800   Deutsche Telekom AG, ADR (b)                          2,580,760             0    2,580,760
     11,650            0         11,650   Douglas Holding AG                                      603,146             0      603,146
     27,580            0         27,580   E. On AG                                              3,760,462             0    3,760,462
     12,504            0         12,504   Heidelberger Druckmaschinen AG                          592,890             0      592,890
     8,340             0         8,340    Hochteif AG                                             606,165             0      606,165
     8,660             0         8,660    Hypo Real Estate Holding AG                             544,944             0      544,944
       0            20,484       20,484   Linde AG                                                      0     2,116,143    2,116,143
     18,350            0         18,350   MAN AG                                                1,664,350             0    1,664,350
     13,794            0         13,794   Metro AG                                                877,477             0      877,477
     27,536            0         27,536   RWE AG                                                3,033,667             0    3,033,667
     5,396             0         5,396    Salzgitter AG                                           710,159             0      710,159
       0            42,000       42,000   SAP AG                                                        0     2,232,099    2,232,099
       0            39,700       39,700   Siemens AG                                                    0     3,937,786    3,937,786
     43,500            0         43,500   Siemens AG, ADR (b)                                   4,286,925             0    4,286,925
     18,230            0         18,230   Thyssen Krupp AG                                        860,303             0      860,303
     15,590            0         15,590   Volkswagen AG                                         1,769,014             0    1,769,014
                                               Total                                           41,718,548    16,892,248   58,610,796
HONG KONG - 1.6%
       0            434,800     434,800   Bank Of East Asia                                             0     2,470,740    2,470,740
       0            247,700     247,700   Sun Hung Kai Properties                                       0     2,846,944    2,846,944
       0           1,772,000   1,772,000  Techtronic Industries Co.                                     0     2,291,800    2,291,800
                                               Total                                                    0     7,609,484    7,609,484
HUNGARY - 2.2%
     11,850            0         11,850   Gedeon Richter Nyrt                                   2,702,920             0    2,702,920
    408,300            0        408,300   Magyar Telekom Nyrt                                   2,268,246             0    2,268,246
     19,700            0         19,700   MOL Hungarian Oil and Gas Plc                         2,234,318             0    2,234,318
     66,875            0         66,875   OTP Bank Nyrt                                         3,072,536             0    3,072,536
                                               Total                                           10,278,020             0   10,278,020
ITALY - 4.9%
     17,500            0         17,500   Assicurazioni Generali SpA                              768,563             0      768,563
    200,300            0        200,300   Banca Intesa SpA                                      1,546,769             0    1,546,769
    126,000            0        126,000   Banca Intesa SpA - RNC                                  919,781             0      919,781
     76,400            0         76,400   Banca Popolare di Milano Scrl                         1,326,196             0    1,326,196
     79,850            0         79,850   Banche Popolari Unite Scpa                            2,194,544             0    2,194,544
     46,600            0         46,600   Banco Popolare di Verona e Novara Scrl                1,337,931             0    1,337,931
    104,750            0        104,750   Capitalia SpA                                           991,430             0      991,430
     10,000            0         10,000   Enel SpA, ADR (b)                                       516,000             0      516,000
     31,150            0         31,150   ENI SpA, ADR (b)                                      2,095,772             0    2,095,772
     26,200            0         26,200   Lottomatica SpA (a)                                   1,090,125             0    1,090,125
     27,000            0         27,000   Mediaset SpA                                            320,415             0      320,415
     99,100         118,481     217,581   Sanpaolo IMI SpA                                      2,302,369     2,752,655    5,055,024
     96,900            0         96,900   Telecom Italia SpA, ADR (b)                           2,919,597             0    2,919,597
    162,000            0        162,000   Terna SpA (a)                                           549,053             0      549,053
    130,000            0        130,000   Unicredito Italiano SpA                               1,139,463             0    1,139,463
                                               Total                                           20,018,008     2,752,655   22,770,663
JAPAN - 8.1%
       0            47,400       47,400   Astellas Pharma, Inc.                                         0     2,154,817    2,154,817
       0            55,600       55,600   Canon, Inc.                                                   0     3,130,289    3,130,289
       0            39,400       39,400   Ibiden Co. Ltd.                                               0     1,986,471    1,986,471
       0            109,500     109,500   JSR Corp.                                                     0     2,833,999    2,833,999
       0              600         600     Japan Tobacco, Inc.                                           0     2,899,038    2,899,038
       0            105,500     105,500   Mitsubishi Corp.                                              0     1,985,799    1,985,799
       0            78,000       78,000   Mitsubishi Estate Co. Ltd.                                    0     2,018,739    2,018,739
       0              230         230     Mitsubishi UFJ Financial Group, Inc.                          0     2,841,057    2,841,057
       0              388         388     Mizuho Financial Group, Inc.                                  0     2,771,312    2,771,312
       0            33,100       33,100   Nidec Corp.                                                   0     2,558,884    2,558,884
       0            245,400     245,400   Nissan Motor Co. Ltd.                                         0     2,954,987    2,954,987
       0              263         263     Sumitomo Mitsui Financial Group, Inc.                         0     2,696,189    2,696,189
       0            227,00      227,000   Taiyo Nippon Sanso Corp.                                      0     2,044,821    2,044,821
       0            186,100     186,100   Tokuyama Corp.                                                0     2,833,605    2,833,605
       0            28,900       28,900   Tokyo Electron Ltd.                                           0     2,277,904    2,277,904
                                               Total                                                    0    37,987,911   37,987,911
MEXICO - 0.3%
       0            44,800       44,800   Cemex S.A. de C.V., ADR                                       0     1,517,824    1,517,824

NETHERLANDS - 0.7%
       0            76,000       76,000   ING Groep N.V.                                                0     3,369,877    3,369,877

NEW ZEALAND - 3.1%
    669,000            0        669,000   Auckland International Airport Ltd.                   1,032,240             0    1,032,240
    208,000            0        208,000   Contact Energy Ltd.                                   1,219,262             0    1,219,262
    239,500            0        239,500   Fisher & Paykel Appliances Holdings Ltd.               647,959,             0      647,959
    575,050            0        575,050   Fisher & Paykel Healthcare Corp. Ltd.                 1,725,940             0    1,725,940
    320,000            0        320,000   Fletcher Building Ltd                                 2,491,281             0    2,491,281
    540,000            0        540,000   Kiwi Income Property Trust                              585,902             0      585,902
    289,737            0        289,737   Sky City Entertainment Group Ltd.                     1,049,247             0    1,049,247
    160,000            0        160,000   Sky Network Television Ltd. (a)                         738,366             0      738,366
   1,366,000           0       1,366,000  Telecom Corp. of New Zealand Ltd.                     4,677,324             0    4,677,324
    140,956            0        140,956   Tower Ltd. (a)                                          219,476             0      219,476
                                               Total                                           14,386,997             0   14,386,997
NORWAY - 6.0%
    266,100            0        266,100   DNB NOR ASA                                           3,776,920             0    3,776,920
     20,500            0         20,500   Frontline Ltd.                                          660,845             0      660,845
    171,600            0        171,600   Norsk Hydro ASA (a)                                   5,325,346             0    5,325,346
     81,300            0         81,300   Orkla ASA                                             4,602,723             0    4,602,723
    886,000            0        886,000   Pan Fish ASA (a)                                        809,950             0      809,950
    107,300            0        107,300   Statoil ASA                                           2,843,746             0    2,843,746
     85,300            0         85,300   Statoil ASA, ADR                                      2,245,096             0    2,245,096
    137,200            0        137,200   Storebrand ASA                                        1,744,926             0    1,744,926
    158,600            0        158,600   Telenor ASA                                           2,982,398             0    2,982,398
    129,800            0        129,800   Yara Internatiional ASA                               2,950,852             0    2,950,852
                                              Total                                            27,942,802             0   27,942,802
PHILIPPINES - 0.4%
       0            36,100       36,100   Philippine Long Distance Telephone Co.                        0     1,876,759    1,876,759

REPUBLIC OF KOREA (SOUTH) -
4.5%
     7,200             0         7,200    Daelim Industrial Co., Ltd.                             588,387             0      588,387
     24,500            0         24,500   Daishin Securities Co.                                  619,086             0      619,086
       0            56,700       56,700   Hana Financial Holdings                                       0     2,981,323    2,981,323
     18,300            0         18,300   Hanjin Heavy Industries & Construction Co., Ltd.        596,226             0      596,226
     19,200            0         19,200   Hanjin Shipping Co., Ltd.                               545,032             0      545,032
     9,200             0         9,200    Kookmin Bank, ADR, (a)(b)                               741,888             0      741,888
     33,500            0         33,500   KT Freetel Co., Ltd.                                  1,071,640             0    1,071,640
     27,900            0         27,900   LG Electronics Inc.                                   1,650,000             0    1,650,000
     15,219            0         15,219   LG International Corp.                                  375,566             0      375,566
     20,800            0         20,800   LG Petrochemical Co., Ltd.                              525,591             0      525,591
     17,500            0         17,500   LS Cable Ltd.                                           722,581             0      722,581
     25,350            0         23,350   Posco, ADR (a)(b)                                     2,095,684             0    2,095,684
     25,600            0         25,600   Samsung Corp.                                           843,699             0      843,699
     5,750             0         5,750    Samsung Electronics Co., Ltd.                         3,790,054             0    3,790,054
     7,800             0         7,800    Samsung SDI Co., Ltd.                                   539,290             0      539,290
     23,350            0         23,350   Shinhan Financial Group Co., Ltd.                     1,192,608             0    1,192,608
     8,300             0         8,300    Shinhan Financial Group Co., Ltd., ADR (b)              857,722             0      857,722
     12,800            0         12,800   SK Corp.                                              1,004,731             0    1,004,731
     18,950            0         18,950   SK Telecom Col, Ltd., ADR                               501,796             0      501,796
                                               Total                                           18,261,581     2,981,323   21,242,904
RUSSIA - 0.3%
       0            41,883       41,883   OAO TMK, GDR (c) (d)                                          0     1,465,905    1,465,905

SINGAPORE - 1.0%
       0           1,318,600   1,318,600  Singapore Telecom Ltd.                                        0     2,819,891    2,819,891
       0            164,000     164,000   United Overseas Bank Ltd.                                     0     2,074,393    2,074,393
                                               Total                                                    0     4,894,284    4,894,284
SOUTH AFRICA - 2.0%
     18,500            0         18,500   Anglo Platinum Ltd.                                   2,258,091             0    2,258,091
     45,100            0         45,100   Gold Fields Ltd., ADR (b)                               851,488             0      851,488
    140,000            0        140,000   Liberty Group Ltd.                                    1,657,063             0    1,657,063
    118,000            0        118,000   MTN Group Ltd.                                        1,435,198             0    1,435,198
     26,500            0         26,500   Sasol, ADR                                              977,850             0      977,850
    168,000            0        168,000   Standard Bank Group Ltd. (a)                          2,263,715             0    2,263,715
                                               Total                                            9,443,405             0    9,443,405
SPAIN - 0.6%
       0            140,500     140,500   Banco Santander Central Hispano, S.A.                         0     2,622,504    2,622,504
       0            17,194       17,194   Enagas                                                        0       399,920      399,920
                                               Total                                                    0     3,022,424    3,022,424
SWEDEN - 1.0%
       0            155,700     155,700   Sandvik AB                                                    0     2,262,966    2,262,966
       0            153,700     153,700   Tele2 AB, Class B                                             0     2,245,123    2,245,123
                                               Total                                                    0     4,508,089    4,508,089
SWITZERLAND - 3.5%
       0            144,000     144,000   ABB Ltd.                                                      0     2,582,191    2,582,191
       0            18,000       18,000   Credit Suisse Group                                           0     1,259,335    1,259,335
       0             5,500       5,500    Nestle SA                                                     0     1,954,452    1,954,452
       0            50,600       50,600   Novartis AG                                                   0     2,917,234    2,917,234
       0            25,500       25,500   Phonak Holding AG                                             0     2,029,955    2,029,955
       0            13,510       13,510   Roche Holding AG                                              0     2,422,598    2,422,598
       0            56,600       56,600   UBS AG                                                        0     3,439,664    3,439,664
                                               Total                                                    0    16,605,429   16,605,429
TAIWAN - 6.5%
       0           1,064,500   1,064,500  Acer Sertek, Inc.                                             0     2,221,451    2,221,451
    720,000            0        720,000   Asia Cement Corp.                                       684,978             0      684,978
   4,092,000           0       4,092,000  China Development Financial Holding Corp.             1,883,689             0    1,883,689
   1,030,672           0       1,030,672  Compal Electronics Inc.                                 918,859             0      918,859
    391,000         310,000     701,000   Delta Electronics, Inc.                               1,259,935       998,926    2,258,861
   1,443,000           0       1,443,000  First Financial Holding Co., Ltd.                     1,096,033             0    1,096,033
    434,000            0        434,000   Formosa Chemicals & Fibre Corp.                         725,886             0      725,886
    578,000            0        578,000   Formosa Plastics Corp.                                  959,638             0      959,638
    603,600            0        603,600   Hon Hai Precision Industry Co., Ltd.                  4,306,798             0    4,306,798
   1,181,000           0       1,181,000  Hua Nan Financial Holdings Co., Ltd.                    875,285             0      875,285
    500,448            0        500,448   Lite-On Technology Corp.                                676,530             0      676,530
   1,229,000           0       1,229,000  Mega Financial Holding Co., Ltd.                        903,316             0      903,316
    932,000            0        932,000   Nan Ya Plastics Corp.                                 1,553,095             0    1,553,095
    800,000            0        800,000   Pou Chen Corp.                                          908,393             0      908,393
    240,000            0        240,000   President Chain Store Corp.                             579,653             0      579,653
    767,000            0        767,000   Quanta Computer Inc.                                  1,391,122             0    1,391,122
    806,000            0        806,000   Synnex Technology International Corp.                 1,019,095             0    1,019,095
    654,000            0        654,000   Taiwan Cement Corp.                                     591,079             0      591,079
    909,000            0        909,000   Taiwan Mobile Co., Ltd.                                 942,894             0      942,894
   2,458,000           0       2,458,000  Taiwan Semiconductor Manufacturing Co., Ltd.          5,091,760             0    5,091,760
   1,790,000           0       1,790,000  United Microelectronics Corp.                         1,112,398             0    1,112,398
                                              Total                                            27,480,436     3,220,377   30,700,813
THAILAND - 0.2%
       0            211,900     211,900   Total Access Communication Public Co. Ltd., Class             0       911,170      911,170
                                          F

UNITED KINGDOM - 11.0%
     29,500            0         29,500   Anglo American Plc, ADR                                 720,095             0      720,095
     33,600            0         33,600   AstraZeneca Plc, ADR                                  1,799,280             0    1,799,280
     36,400            0         36,400   Aviva Plc                                               585,844             0      585,844
       0            240,000     240,000   Barclays Plc                                                  0     3,430,417    3,430,417
     22,900            0         22,900   Barclays Plc, ADR (b)                                 1,331,406             0    1,331,406
     21,900            0         21,900   Bellway Plc                                             662,064             0      662,064
     25,100            0         25,100   BG Group Plc, ADR                                     1,717,844             0    1,717,844
     50,750            0         50,750   BHP Billiton Plc                                        928,590             0      928,590
     8,500             0         8,500    BHP Billiton Plc, ADR                                   316,200             0      316,200
       0            381,460     381,460   BP Plc                                                        0     4,238,652    4,238,652
       0            159,100     159,100   Diageo Plc                                                    0     3,122,967    3,122,967
     56.650            0         56,650   Enterprise Inns Plc                                   1,500,743             0    1,500,743
       0            544,400     544,400   Game Group Plc                                                0     1,209,837    1,209,837
       0            75,551       75,551   GlaxoSmithKline Plc                                           0     1,988,165    1,988,165
     16,000            0         16,000   GlaxoSmithKline Plc, ADR                                844,160             0      844,160
    131,000            0        131,000   Group 4 Securicor Plc                                   482,212             0      482,212
     11,000            0         11,000   Hanson Plc, ADR                                         832,590             0      832,590
     49,300            0         49,300   HBOS Plc                                              1,092,703             0    1,092,703
     29,800            0         29,800   HSBC Holdings Plc, ADR (b)                            2,731,170             0    2,731,170
    239,200            0        239,200   Legal & General Group Plc                               737,650             0      737,650
    209,900            0        209,900   Man Group Plc                                         2,148,400             0    2,148,400
     5,725             0         5,725    Rio Tinto Plc, ADR (b)                                1,120,885             0    1,120,885
     37,400         62,019       99,419   Royal Bank of Scotland Group Plc                      1,459,444     2,420,165    3,879,609
     35,500            0         35,500   Royal Dutch Shell Plc, ADR                            2,513,045             0    2,513,045
    119,000            0        119,000   Scottish & Newcastle Plc                              1,303,634             0    1,303,634
       0            63,700       63,700   Shire Plc, ADR                                                0     3,934,112    3,934,112
     27,000            0         27,000   Tomkins Plc                                             129,917             0      129,917
     15,500            0         15,500   Tomkins Plc, ADR                                        300,700             0      300,700
       0            971,819     971,819   Vodafone Group Plc                                            0     2,692,494    2,692,494
     61,512            0         61,512   Vodafone Group Plc, ADR (b)                           1,708,803             0    1,708,803
     47,800            0         47,800   Wolseley Plc                                          1,153,983             0    1,153,983
     18,000            0         18,000   Wolseley Plc, ADR (b)                                   439,380             0      439,380
                                              Total                                            28,560,742    23,036,809   51,597,551
UNITED STATES - 1.8%
       0            45,400       45,400   IShares MSCI Emerging Mkt                                     0     5,183,318    5,183,318
       0            38,000       38,000   Transocean Sedco Forex, Inc.                                  0     3,073,820    3,073,820
                                              Total                                                     0     8,257,138    8,257,138
                                              TOTAL COMMON STOCKS (IDENTIFIED COST            269,820,542   191,513,922  461,334,464
                                          $357,194,790)
PREFERRED STOCKS - 0.1%
REPUBLIC OF KOREA (SOUTH) -
0.1%
     1,200             0         1,200    Samsung Electronics Co., Ltd.                           619,355             0      619,355
                                              TOTAL PREFERRED STOCKS (IDENTIFIED COST             619,355             0      619,355
                                          $606,322)
SHORT TERM INVESTMENTS - 1.0%
MONEY MARKET INVESTMENTS -
0.3%
   1,404,366           0       1,404,366  First American Prime Obligations Fund                 1,404,366             0    1,404,366

REPURCHASE AGREEMENTS - 0.7%
       0           3,113,000   3,113,000  Goldman Sachs & Co., $1,500,000,000  joint                    0     3,113,000    3,113,000
                                          repurchase agreement, 5.35%, Dated 12/29/06, Due
                                          01/02/07, (Collateralized  by U.S. Government
                                          Agency Securities valued at $1,533,551,251)
                                          TOTAL SHORT TERM INVESTMENTS (IDENTIFIED COST         1,404,366     3,113,000    4,517,366
                                          $4,517,366)
INVESTMENTS PURCHASED WITH
CASH PROCEEDS FROM SECURITIES
LENDING - 10.7%
COMMERCIAL PAPER - 2.2%
   $1,377,350          0       $1377,350  Concord Minutemen Capital Co., 5.340%, 01/16/07       1,337,350             0    1,337,350
   1,651,117           0       1,651,117  Fenway Funding, 5.358%, 01/05/07                      1,651,117             0    1,651,117
   1,377,350           0       1,377,350  Jupiter Select, 5.386%, 01/05/07                      1,377,350             0    1,377,350
    826,410            0        826,410   Lakeside Funding LLC, 5.350%, 01/08/07                  826,410             0      826,410
   1,093,913           0       1,093,913  Mint II LLC, 5.361%, 02/16/07                         1,093,913             0    1,093,913
   1,374,674           0       1,374,674  Mortgage Interest Networking Trust, 5.391%,           1,374,674             0    1,374,674
                                          01/11/07
   1,100,260           0       1,100,260  RAMS Funding LLC, 5.360%, 01/08/07                    1,100,260             0    1,100,260
   1,369,430           0       1,369,430  Thornburg Mortgage Capital Resources LLC, 5.349%,     1,369,430             0    1,369,430
                                          02/06/07
                                              Total                                            10,170,504             0   10,170,504
REPURCHASE AGREEMENTS - 8.5%
   2,452,000           0       2,452,000  Bank of America, 5.330%, Dated 12/29/06, Due          2,452,000             0    2,452,000
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $2,501,040. Repurchase proceeds are $2,453,452)
   2,500,000           0       2,500,000  Barclays Capital Inc., 5.330%, Dated 12/29/06, Due    2,500,000             0    2,500,000
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $2,550,000.  Repurchase proceeds are
                                          $2,501,481)
   2,500,000           0       2,500,000  Citigroup Global, 5.340%, Dated 12/29/06, Due         2,500,000             0    2,500,000
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $2,550,000.  Repurchase proceeds are
                                          $2,501,483)
   13,773,497          0       13,773,497 Citigroup Global, 5.363%, Dated 12/29/06, Due        13,773,497             0   13,773,497
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Collateralized Mortgage Obligation, valued
                                          at $14,048,967.  Repurchase proceeds are
                                          $13,781,704)
   2,754,699           0       2,754,699  Credit Suisse, 5.320%, Dated 12/29/06, Due            2,754,699             0    2,754,699
                                          01/02/07, (Collaterlized by Credit Suisse Mortgage
                                          Capital & Thornburg Mortgage Securities Trust
                                          Collateralized Mortgage Obligations, valued at
                                          $2,892,435.  Repurchase proceeds are $2,756,328)
   2,500,000           0       2,500,000  Daiwa Securities Inc., 5.360%, Dated 12/29/06, Due    2,500,000             0    2,500,000
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $2,550,002.  Repurchase proceeds are
                                          $2,501,489)
   4,958,459           0       4,958,459  Lehman Brothers, 5.430%, Dated 12/29/06, Due          4,958,459             0    4,958,459
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Collateralized Mortgage Obligations &
                                          DIRECTV corporate bonds, valued at $5,093,946.
                                          Repurchase proceeds are $4,961,451)
   1,101,880           0       1,101,880  Morgan Stanley, 5.360%, Dated 12/29/06, Due           1,101,880             0    1,101,880
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Collateralized Mortgage Obligations, valued
                                          at $1,127,660.  Repurchase proceeds are
                                          $1,102,536)
   3,305,639           0       3,305,639  Morgan Stanley, 5.360%, Dated 12/29/06, Due           3,305,639             0    3,305,639
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Collateralized Mortgage Obligations, valued
                                          at $3,387,398.  Repurchase proceeds are
                                          $3,307,608)
   1,424,000           0       1,424,000  Morgan Stanley, 5.350%, Dated 12/29/06, Due           1,424,000             0    1,424,000
                                          01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $1,452,480.  Repurchase proceeds are
                                          $1,424,846)
   2,500,000           0       2,500,000  Nomura Securities Inc., 5.350%, Dated 12/29/06,       2,500,000             0    2,500,000
                                          Due 01/02/07, (Collateralized by U.S. Government
                                          Agency Mortgage & Asset Backed Securities, valued
                                          at $2,550,000.  Repurchase proceeds are
                                          $2,501,486)
                                              Total                                            39,770,174             0   39,770,174
MONEY MARKET INVESTMENTS -
0.0%
     47,660            0         47,660   AIM Short-Term Liquid Assets Portfolio -                 47,600             0       47,600
                                          Institutional Class
    123,526            0        123,526   Prime Obligations Fund                                  123,526             0      123,526
                                              Total                                               171,186             0      171,186
                                          TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS       50,111,864             0   50,111,864
                                          FROM SECURITIES LENDING (IDENTIFIED COST
                                          $50,111,864)
                                          TOTAL INVESTMENTS - 110.1% (IDENTIFIED COST         321,956,127   194,626,922  516,583,049
                                          $412,430,342)
                                          OTHER ASSETS AND LIABILITIES - (10.1)%             (48,360,712)     1,159,947 (47,200,765)
                                          TOTAL NET ASSETS - 100.0%                          $273,595,415   195,786,869  469,382,284

(a) Non income producing.

(b) This security or a portion of this security is out on loan at December 31, 2006.

(c) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, this restricted security amounted to $1,465,905 which represented 0.3% of total net assets.
(d) Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, this liquid restricted security amounted to $1,465,905 which represented 0.3% of total net assets.

Note: The categories of investments are shown as a percentage of total net assets ($469,382,284) at December 31, 2006.

The following acronym is used throughout this portfolio:
ADR     --American Depository Receipt
GDR     --Global Depository Receipt



Sector                                              % of
                                                     Net
                                                    Assets
Financials                            ............  29.4%
Energy                                ............  12.4%
Materials                             ............  11.2%
Telecommunications                    ............  8.4%
Banks.                                ............  8.4%
Industrials                           ............  6.5%
Information Technology                ............  4.4%
Consumer Discretionary                ............  3.9%
Utilities                             ............  3.1%
Pharmaceuticals & Biotechnology        ...........  2.9%
Health Care                           ............  2.8%
Technology Hardware & Equipment       ............  2.8%
Consumer Staples                      ............  2.7%
Capital Goods                         ............  2.3%
Food, Beverage & Tobacco              ............  1.9%
Insurance                             ............  1.6%
Media                                 ............  1.5%
Automobiles & Components               ...........  1.1%
Real Estate                           ............  1.0%
Consumer Services                      ...........  0.5%
Semiconductors & Semiconductor Equipment .........  0.5%
Software & Services                    ...........  0.5%
Retailing                              ...........  0.3%
TOTAL INVESTMENTS                     ............ 110.1%
Other Assets and Liabilities           ........... (10.1)%
TOTAL NET ASSETS                       ........... 100.0%


FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2006 (UNAUDITED)

                                                                                    FEDERATED
                                                                                  INTERNATIONAL
                                                                FEDERATED            CAPITAL
                                                             INTERCONTINENTAL     APPRECIATION       PRO FORMA        PROFORMA
                                                                   FUND               FUND          ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value (Including $48,681,674,
$0 and $48,681,674, respectively of securities loaned)

                                                                 $321,956,127      $194,626,922              $0     $516,578,184
Foreign Currency (cost $4,488,622, $1,253,743 and
$5,742,365, respectively)
                                                                    4,490,754         1,249,151               0        5,744,770
Receivable for shares sold                                            312,173            17,511               0          329,684
Receivable for investments sold                                     4,167,488                 0               0        4,167,488
Income receivable                                                     257,384           268,580               0          525,964
Prepaid expenses                                                       11,368            26,604               0           37,972
     Total assets                                                 331,195,294       196,188,768               0      527,384,062
LIABILITIES:
Payable for collateral due to broker for securities loaned
                                                                   50,111,864                 0               0       50,111,864
Payable for shares redeemed                                           497,319           104,204               0          601,523
Payable for investments purchased
                                                                    5,611,501                 0               0        5,611,501
Payable for custodian fees                                            834,612            29,470               0          864,082
Payable for advisory fees                                             224,069                 0               0          224,069
Payable for shareholder service fees
                                                                       33,258            60,850               0           94,108
Payable for administrative personnel and service fees
                                                                       26,844                 0               0           26,844
Payable for distribution fees                                         154,860            35,957               0          190,817
Accrued expenses                                                      105,552           171,418               0          276,970
     Total liabilities                                             57,599,879           401,899               0       58,001,778
NET ASSETS                                                       $273,595,415      $195,786,869              $0     $469,382,284
NET ASSETS CONSIST OF:
Paid-in capital                                                  $211,398,823      $156,411,094              $0     $367,809,918
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency

                                                                   61,190,010        42,970,610               0      104,160,620
Accumulated net realized gain (loss) on investments and
foreign currency transactions
                                                                      950,602       (3,479,816)               0      (2,529,214)
Undistributed (distributions in excess of )net investment
income                                                                 55,980         (115,019)               0         (59,039)
     Total Net Assets                                            $273,595,415      $195,786,869              $0     $469,382,284
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE

NET ASSETS
Class A Shares                                                   $273,595,415      $138,520,193              $0     $412,115,608
Class B Shares                                                              0       $21,202,855               0      $21,202,855
Class C Shares                                                              0       $36,063,821               0      $36,063,821
SHARES OUTSTANDING
Class A Shares                                                      4,801,394        11,699,898     (9,268,866) (g)    7,232,426
Class B Shares                                                              0         1,882,746     (1,510,636) (g)      372,110
Class C Shares                                                              0         3,204,580     (2,571,659) (g)      632,921
NET ASSET VALUE PER SHARE
Class A Shares                                                         $56.98            $11.84               0           $56.98
Class B Shares                                                              0            $11.26               0         $56.98
Class C Shares                                                              0            $11.25               0           $56.98
OFFERING PRICE PER SHARE
Class A Shares                                                         $60.46 (a)        $12.53 (b)           0           $60.46 (b)
Class B Shares                                                              0            $11.26               0           $56.98
Class C Shares                                                              0            $11.36 (c)           0           $56.98
REDEMPTION PROCEEDS PER SHARE
Class A Shares                                                         $56.98            $11.60 (d)           0           $55.84 (d)
Class B Shares                                                              0            $10.41 (e)           0           $52.71 (e)
Class C Shares                                                              0            $10.91 (f)           0           $55.27 (f)


Investments, at identified cost                                  $260,774,888      $151,655,454              $0     $412,430,342

* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.
(a)Computation of offering price per share:  100/94.25 of net asset value.
(b)Computation of offering price per share:  100/94.50 of net asset value.
(c)Computation of offering price per share:  100/99 of net asset value.
(d)Computation of redemption price per share:  98/100 of net asset value.
(e)Computation of redemption price per share:  92.50/100 of net asset value
(f)Computation of redemption price per share:  97/100 of net asset value.
(g)Adjustment to reflect share balance as a result of the combination.




(See Notes to Pro Forma Financial Statements)

FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)

                                                                                             FEDERATED
                                                                                           INTERNATIONAL
                                                                            FEDERATED         CAPITAL
                                                                         INTERCONTINENTAL  APPRECIATION   PRO FORMA       PRO FORMA
                                                                               FUND            FUND       ADJUSTMENT      COMBINED
INVESTMENT INCOME:
Dividends                                                                      $5,979,545     $4,422,568          $0     $10,402,113
Interest                                                                          122,711        325,234           0         447,945
Income from securities lending                                                    155,166              0           0         155,166
TOTAL INVESTMENT INCOME:                                                        6,257,422      4,747,802           0      11,005,224
EXPENSES:
Investment adviser fee                                                          2,028,418      2,468,653   (493,329) (a)   4,003,742
Administrative personnel and services fee
                                                                                  149,491        230,073    (62,468) (b)     317,096
Custodian fees                                                                    296,433        115,400    (23,158) (c)     388,675
Transfer and dividend disbursing agent fees and expenses
                                                                                   48,927        325,751     156,936 (d)     531,614
Directors'/Trustees' fees                                                          10,798          4,901     (8,199) (e)       7,500
Auditing fees                                                                      19,105         24,130    (18,235) (f)      25,000
Legal fees                                                                         32,727         10,711    (32,438) (g)      11,000
Portfolio accounting fees                                                          90,974         67,239    (58,176) (h)     100,037
Distribution services fees - Class A Shares
                                                                                  507,104              0   (507,104) (i)           0
Distribution services fees - Class B Shares
                                                                                        0        164,812           0         164,812
Distribution services fees - Class C Shares
                                                                                        0        228,178           0         228,178
Shareholder services fees - Class A Shares
                                                                                  201,973        237,297     430,626 (j)     869,896
Shareholder services fees - Class B Shares
                                                                                        0         54,937           0          54,937
Shareholder services fees - Class C Shares
                                                                                        0         74,365           0          74,365
Share registration costs                                                           29,910         42,760    (10,995) (k)      61,675
Printing and postage                                                               21,741         44,443     (3,984) (l)      62,200
Insurance premiums                                                                  6,135          7,482     (4,117) (m)       9,500
Taxes                                                                                   0         14,695      15,333 (n)      30,028
Interest expense                                                                       46          1,019           0           1,065
Miscellaneous                                                                       5,145          4,978     (4,623) (o)       5,500
     TOTAL EXPENSES                                                             3,448,927      4,121,824   (623,931)       6,946,820
WAIVERS:
Waiver of investment adviser fee                                                        0      (544,680)      84,649 (p)   (460,031)
Waiver of administrative personnel and services fee
                                                                                        0       (43,025)      31,014 (q)    (12,011)
Fee paid indirectly from directed  brokerage arrangements
                                                                                        0          (326)           0           (326)
TOTAL WAIVERS                                                                           0      (588,031)     115,663       (472,368)
     NET EXPENSES                                                               3,448,927      3,533,793   (508,268)       6,474,452
     NET INVESTMENT INCOME                                                     $2,808,495     $1,214,009    $508,268      $4,530,772
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investments and foreign currency transactions
                                                                               21,005,705     22,569,984           0      43,575,689
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency
                                                                               34,076,774     13,590,999           0      47,667,773
     Net realized and unrealized gain on investments and foreign currency transactions
                                                                               55,082,479     36,160,983           0      91,243,462
     Change in net assets resulting from operations
                                                                              $57,890,974    $37,374,992    $508,268     $95,774,234


* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.


(See Notes to Pro Forma Financial Statements)

                        FEDERATED INTERCONTINENTAL FUND
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated InterContinental Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, the Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006. Federated InterContinental Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Federated International Capital Appreciation Fund, a series of Federated World Investment Series, Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Federated International Capital Appreciation Fund is a diversified portfolio. Federated International Capital Appreciation Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended December 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Predecessor Fund and Federated International Capital Appreciation Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended December 31, 2006, the Predecessor Fund for Federated InterContinental Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25%, respectively as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and Rochdale Investment Management LLC and their affiliates.

NOTE 3. PORTFOLIO OF INVESTMENTS

The Federated InterContinental Fund had not become effective with the Securities and Exchange Commission as of December 31, 2006. The Portfolio of Investments provided is for the Predecessor Fund of Federated InterContinental Fund as of December 31, 2006.

NOTE 4. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees and the Board of Directors (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors. Prices for interest rate swaps are furnished by an independent pricing service incorporating yield curves, swaption volatility and other market data or factors;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

NOTE 5. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 2,431,032 Class A Shares, 372,110 Class B Shares and 632,921 of Federated InterContinental Fund in exchange for 11,699,898 Class A Shares, 1,882,746 Class B Shares and 3,204,580 Class C Shares of Federated International Capital Appreciation Fund which would have been outstanding at December 31, 2006 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

NOTE 6. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated InterContinental Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 7. PRO FORMA ADJUSTMENTS

(a) Federated Global Investment Management Corp. is the Funds' investment adviser (the "Adviser"). The advisory agreement between Federated InterContinental Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The advisory agreement between Federated International Capital Appreciation Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. An adjustment to the combined investment adviser fee reflects the fee structure of Federated InterContinental Fund on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(b) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated InterContinental Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. As of December 31, 2006, U.S. Bancorp Fund Services LLC provided administrative services to the Predecessor Fund of Federated InterContinental Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(c) Adjustment to reflect custodian fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from the combining of two Funds into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(e) Adjustment to reflect directors'/trustees' fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(f) Adjustment to reflect auditing fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(g) Adjustment to reflect legal fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(h) Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one..

(i) The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that each Fund may incur distribution expenses annually of 0.25%, 0.75% and 0.75% for Class A Shares, Class B Shares and Class C Shares, respectively, based on each Classes average daily net assets to compensate FSC. An adjustment to the combined distribution services fee reflects Federated InterContinental Fund Pro Forma Combined Class A Shares do not intend to incur a distribution service fee.

(j) Under the terms of a Shareholder Services Agreement, Federated InterContinental Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Adjustment is to apply the expense structure of Federated InterContinental Fund to the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(k) Adjustment to share registration costs based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(l) Adjustment to printing and postage based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(m) Adjustment to insurance premiums based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(n) Adjustment to taxes based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(o) Adjustment to miscellaneous expense based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(p) Under the investment advisory contract, the Adviser is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to no more than 1.70% of its daily net assets. Any waivers or reduction of expenses by the administrator and/or the distributor that reduce such expenses may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. This commitment will expire on August 24, 2009. In addition, the Adviser expects to voluntarily waive a portion of its management fee. This voluntary waiver can be terminated at any time. Adjustment reflects the contractual waiver of investment adviser fee and any other voluntary waiver, if applicable.

(q) Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees for the Federated InterContinental Pro Forma Combined Fund.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the six months ended June 30, 2007. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on or about August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2007 to June 30, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2007.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED INTERCONTINENTAL FUND
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                               PRO FORMA                                                                                 PRO FORMA
                   FEDERATED    COMBINED                                                                    FEDERATED     COMBINED
                 INTERNATIONAL                                                                FEDERATED   INTERNATIONAL
   FEDERATED        CAPITAL                                                                     INTER-       CAPITAL
INTERCONTINENTAL APPRECIATION                                                                CONTINENTAL  APPRECIATION
      FUND           FUND                                                                        FUND         FUND

    SHARES OR PRINCIPAL AMOUNT                                                                  VALUE
COMMON STOCKS - 97.3%
AUSTRIA - 0.4%
       0            32,300       32,300   Erste Bank Der Oesterreichischen Sparkassen AG               $0    $2,521,598   $2,521,598
BELGIUM - 0.4%
       0            30,700       30,700   InBev                                                         0     2,431,002    2,431,002
BRAZIL - 6.0%
     12,450            0         12,450   Aracruz Celulose SA, ADR                                824,688             0      824,688
     75,400            0         75,400   Banco Bradesco SA, ADR (b)                            1,817,894             0    1,817,894
     20,300            0         20,300   Banco Itau Holding Financeira SA, ADR (b)               902,132             0      902,132
     1,600             0         1,600    Companhia de Bebidas das Americas-CM, ADR (b)           112,320             0      112,320
     8,000             0         8,000    Companhia de Bebidas das Americas-PR, ADR               560,000             0      560,000
    125,800            0        125,800   Companhia de Concessoes Rodoviarias                   2,315,790             0    2,315,790
     25,400            0         25,400   Companhia de Saneamento Basico do Estado de Sao       1,119,632             0    1,119,632
                                          Paulo, ADR
     98,100            0         98,100   Companhia Energetica de Minas Gerais SA, ADR (b)      2,069,910             0    2,069,910
     37,800            0         37,800   Companhia Siderurgica Nacional SA, ADR (b)            1,955,016             0    1,955,016
     78,700         57,800      136,500   Companhia Vale Do Rio Doce, ADR (b)                   3,506,085     2,574,990    6,081,075
     56,200            0         56,200   Gerdau SA, ADR (b)                                    1,445,464             0    1,445,464
     43,300            0         43,300   Petroleo Brasileiro SA, ADR                           4,619,244             0    4,619,244
    383,000            0        383,000   Sadia SA                                              1,782,965             0    1,782,965
     59,000            0         59,000   Souza Cruz SA                                         1,416,122             0    1,416,122
     41,800            0         41,800   Tractebel Energia SA (a)                                465,672             0      465,672
     31,200         19,300       50,500   Unibanco Uniao de Bancos Brasileiros SA, GDR          3,521,544     2,178,391    5,699,935
     17,600            0         17,600   Usinas Siderurgicals de Minas Gerais SA               1,003,629             0    1,003,629
                                              Total                                            29,438,107     4,753,381   34,191,488
CANADA - 1.4%
       0            32,000       32,000   EnCana Corp.                                                  0     1,968,214    1,968,214
       0            30,530       30,530   Potash Corp. of Saskatchewan, Inc.                            0     2,386,800    2,386,800
       0            180,800     180,800   Talisman Energy, Inc.                                         0     3,496,344    3,496,344
                                              Total                                                     0     7,851,358    7,851,358
CHINA - 0.2%
       0           1,056,000   1,056,000  China Oilfield Services Ltd.                                  0     1,067,268    1,067,268
CYPRUS - 0.6%
       0            216,800     216,800   Bank of Cyprus Public Co., Ltd                                0     3,654,575    3,654,575
DENMARK - 0.4%
       0            32,300       32,300   Vestas Wind Systems A/S                                       0     2,115,573    2,115,573
EGYPT - 0.3%
       0            27,730       27,730   Orascom Telecom Holding, GDR                                  0     1,792,419    1,792,419
FRANCE - 11.5%
     33,000            0         33,000   Air France - KLM (b)                                  1,544,928             0    1,544,928
       0            102,577     102,577   AXA                                                           0     4,401,649    4,401,649
     72,100            0         72,100   AXA SA, ADR (b)                                       3,103,184             0    3,103,184
     17,558            0         17,558   BNP Paribas                                           2,099,783             0    2,099,783
     7,300             0         7,300    Casino Guichard-Perrachon SA (b)                        741,017             0      741,017
     13,700            0         13,700   CNP Assurances (b)                                                          0    1,760,594
                                                                                              1,760,594
     18,500            0         18,500   Compagnie de Saint-Gobain                             2,087,494             0    2,087,494
     9,950             0         9,950    Compagnie Generale des Etablissements Michelin        1,398,535             0    1,398,535
     30,525            0         30,525   Credit Agricole SA (b)                                1,247,276             0    1,247,276
     19,600            0         19,600   European Aeronautic Defense and Space Co. (b)           639,848             0      639,848
     35,000            0         35,000   France Telecom SA                                       966,367             0      966,367
     44,900            0         44,900   France Telecom SA, ADR                                1,233,852             0    1,233,852
     7,800             0         7,800    Gecina SA (b)                                         1,309,061             0    1,309,061
     6,900             0         6,900    Imerys SA (a) (b)                                       701,440             0      701,440
     9,500             0         9,500    Klepierre                                             1,619,185             0    1,619,185
     15,500            0         15,500   Lafarge SA                                            2,840,495             0    2,840,495
     19,500            0         19,500   M6 Metropole Television                                 636,848             0      636,848
     91,000            0         91,000   PagesJaunes SA                                        1,917,669             0    1,917,669
     12,500            0         12,500   PPR                                                   2,191,920             0    2,191,920
     15,800            0         15,800   PSA Peugeot Citroen                                   1,278,371             0    1,278,371
     12,400            0         12,400   Renault SA                                            2,000,682             0    2,000,682
     61,250            0         61,250   Sanofi-Aventis, ADR                                   2,466,538             0    2,466,538
     25,500            0         25,500   Societe BIC SA                                        1,883,035             0    1,883,035
     15,960            0         15,960   Societe Generale                                      2,970,804             0    2,970,804
     48,000            0         48,000   Suez SA (b)                                           2,760,398             0    2,760,398
       0            26,660       26,660   Technip SA                                                    0     2,199,795    2,199,795
     18,200            0         18,200   Thales SA (b)                                         1,116,362             0    1,116,362
     64,600            0         64,600   Thomson (b)                                           1,235,431             0    1,235,431
       0            53,600       53,600   Tf1 - Tv Francaise                                            0     1,854,182    1,854,182
     62,450            0         62,450   Total Fina Elf SA, ADR                                5,057,201             0    5,057,201
       0            46,040       46,040   Total SA, Class B                                             0     3,737,366    3,737,366
     16,600            0         16,600   Valeo SA                                                894,425             0      894,425
     10,800            0         10,800   Vinci SA (a) (b)                                        810,968             0      810,968
     7,350          70,700       78,050   Vivendi SA                                              317,437     3,039,987    3,357,424
                                               Total                                           50,831,148    15,232,979   66,064,127
GERMANY - 12.7%
     22,718         17,100       39,818   Allianz AG                                            5,307,067     4,007,114    9,314,181
     10,104            0         10,104   Altana AG (b)                                           244,515             0      244,515
     23,800            0         23,800   BASF AG, ADR (b)                                      3,110,898             0    3,110,898
     28,900            0         28,900   Bayer AG, ADR                                         2,176,170             0    2,176,170
     12,200            0         12,200   Celesio AG                                              795,225             0      795,225
     30,100         45,700       75,800   Commerzbank AG                                        1,436,049     2,190,494    3,626,543
       0            17,100       17,100   Continental AG                                                0     2,412,125    2,412,125
     48,600            0         48,600   DaimlerChryser AG (b)                                 4,468,770             0    4,468,770
     28,700            0         28,700   Deutsche Bank AG (b)                                  4,154,038             0    4,154,038
     69,540            0         69,540   Deutsche Post AG                                      2,253,215             0    2,253,215
    141,800            0        141,800   Deutsche Telekom AG, ADR (b)                          2,610,538             0    2,610,538
     11,650            0         11,650   Douglas Holding AG                                      761,109             0      761,109
     27,580            0         27,580   E. On AG                                              4,613,402             0    4,613,402
     12,504            0         12,504   Heidelberger Druckmaschinen AG                          604,680             0      604,680
     8,340             0         8,340    Hochteif AG                                             909,798             0      909,798
     8,660             0         8,660    Hypo Real Estate Holding AG                             560,963             0      560,963
       0            20,484       20,484   Linde AG                                                      0     2,471,210    2,471,210
     18,350            0         18,350   MAN AG                                                2,630,121             0    2,630,121
     13,794            0         13,794   Metro AG                                              1,142,577             0    1,142,577
     27,536            0         27,536   RWE AG                                                2,925,968             0    2,925,968
     5,396             0         5,396    Salzgitter AG                                         1,037,791             0    1,037,791
       0            42,000       42,000   SAP AG                                                        0     2,157,862    2,157,862
       0            39,700       39,700   Siemens AG                                                    0     5,711,536    5,711,536
     43,500            0         43,500   Siemens AG, ADR (b)                                   6,223,110             0    6,223,110
       0            76,400       76,400   Symrise AG                                                    0     2,285,120    2,285,120
     18,230            0         18,230   Thyssen Krupp AG                                      1,081,832             0    1,081,932
     15,590            0         15,590   Volkswagen AG                                         2,482,668             0    2,482,668
                                               Total                                           51,530,604    21,235,461   72,766,065
GREECE - 0.7%
       0            71,520       71,520   EFG Eurobank                                                  0     2,340,551    2,340,551
       0            49,900       49,900   Hellenic Telecommunication Organization SA                    0     1,545,013    1,545,013
                                               Total                                                          3,885,564    3,885,564
HONG KONG - 1.1%
       0           2,379,000   2,379,000  China Properties Group Ltd.                                   0       989,260      989,260
       0            927,200     927,200   Dah Sing Banking Group Ltd.                                   0     2,049,346    2,049,346
       0            444,000     444,000   Li & Fund Ltd.                                                0     1,608,647    1,608,647
       0            157,700     157,700   Sun Hung Kai Properties                                       0     1,900,099    1,900,099
                                               Total                                                    0     6,547,352    6,547,352
HUNGARY - 3.0%
       0            385,300     385,300   Ablom Group                                                   0     2,165,377    2,165,377
     18,350            0         18,350   Gedeon Richter Nyrt                                   3,690,030             0    3,690,030
    408,300            0        408,300   Magyar Telekom Nyrt                                   2,226,026             0    2,226,026
     19,700            0         19,700   MOL Hungarian Oil and Gas Plc                         2,990,017             0    2,990,017
     99,475            0         99,475   OTP Bank Nyrt                                         5,777,601             0    5,777,601
                                               Total                                           14,683,674     2,165,377   16,849,051
INDIA - 0.6%
       0            82,000       82,000   Bharti Airtel Ltd.                                            0     1,682,124    1,682,124
       0            80,500       80,500   Satyam Computer Services Ltd., ADR                            0     1,993,180    1,993,180
                                               Total                                                    0     3,675,304    3,675,304
ITALY - 8.5%
     55,000            0         55,000   Assicurazioni Generali SpA (b)                        2,215,335             0    2,215,335
    602,996            0        602,996   Banca Intesa SpA                                      4,513,187             0    4,513,187
    360,000            0        360,000   Banca Monte dei Paschi di Siena SpA (b)               2,443,527             0    2,443,527
     50,000            0         50,000   Benetton Group SpA                                      875,685             0      875,685
    220,000            0        220,000   Bulgari SpA                                           3,546,322             0    3,546,322
    150,000            0        150,000   Capitalia SpA                                         1,496,244             0    1,496,244
     73,000            0         73,000   Enel SpA, ADR (b)                                     3,920,100             0    3,920,100
     46,000            0         46,000   Fiat SpA                                              1,374,054             0    1,374,054
     73,000            0         73,000   Finmeccanica SpA (b)                                  2,255,654             0    2,255,654
       0            114,970     114,970   Geox SpA                                                      0     2,119,197    2,119,197
    100,000            0        100,000   Italcementi SpA (b)                                   3,102,118             0    3,102,118
       0            369,068     369,068   Intesa Sanpaolo                                               0     2,744,685    2,744,685
     81,000            0         81,000   Luxottica Group SpA                                   3,155,146             0    3,155,146
   1,800,000           0       1,800,000  Pirelli & C. SpA (a)                                  2,153,617             0    2,153,617
    735,000            0        735,000   Snam Rete Gas SpA                                     4,362,151             0    4,362,151
     51,900            0         51,900   Telecom Italia SpA, ADR (b)                           1,425,174             0    1,425,174
    775,000            0        775,000   Unicredito Italiano SpA                               6,954,389             0    6,954,389
                                               Total                                           43,792,703     4,863,882   48,656,585
JAPAN - 5.1%
       0            39,400       39,400   Ibiden Co. Ltd.                                               0     2,536,999    2,536,999
       0            109,500     109,500   JSR Corp.                                                     0     2,637,154    2,637,154
       0            105,500     105,500   Mitsubishi Corp.                                              0     2,756,805    2,756,805
       0            110,000     110,000   Mitsubishi Estate Co. Ltd.                                    0     2,981,515    2,981,515
       0              171         171     Mitsubishi UFJ Financial Group, Inc.                          0     1,884,563    1,884,563
       0            50,100       50,100   Nidec Corp.                                                   0     2,939,144    2,939,144
       0              213         213     Sumitomo Mitsui Financial Group, Inc.                         0     1,984,971    1,984,971
       0            405,100     405,100   Taiyo Nippon Sanso Corp.                                      0     3,126,663    3,126,663
       0            246,700     246,700   Tokuyama Corp.                                                0     3,204,599    3,204,599
       0            28,900       28,900   Tokyo Electron Ltd.                                           0     2,129,257    2,129,257
       0            102,200     102,200   United Arrows Ltd.                                            0     1,649,089    1,649,089
       0            40,700       40,700   Yamaha Motor Co.                                              0     1,178,222    1,178,222
                                               Total                                                    0    29,008,981   29,008,981
LUXEMBOURG - 0.5%
       0            28,300       28,300   Millicom International Cellular SA                            0     2,593,412    2,593,412
MEXICO - 0.9%
       0            73,800       73,800   Cemex S.A. de C.V., ADR                                       0     2,723,220    2,723,220
       0            568,500     568,500   Wal-Mart de Mexico SAB de CV                                  0     2,157,495    2,157,495
                                               Total                                                    0     4,880,715    4,880,715
NETHERLANDS - 1.0%
       0            76,000       76,000   ING Groep N.V.                                                0     3,346,683    3,346,683
       0            48,000       48,000   Koninklijke Numico NV                                         0     2,492,583    2,492,583
                                               Total                                                    0     5,839,266    5,839,266
NORWAY - 6.3%
       0            42,390       42,390   Aker Kvaerner ASA                                             0     1,067,258    1,067,258
    266,100            0        266,100   DNB NOR ASA                                           3,438,527             0    3,438,527
     20,500            0         20,500   Frontline Ltd. (b)                                      950,788             0      950,788
    171,600            0        171,600   Norsk Hydro ASA (a) (b)                               6,634,752             0    6,634,752
    406,500            0        406,500   Orkla ASA                                             7,720,601             0    7,720,601
    886,000            0        886,000   Pan Fish ASA (a)                                        964,587             0      964,587
    107,300            0        107,300   Statoil ASA                                           3,338,938             0    3,338,938
     85,300            0         85,300   Statoil ASA, ADR (b)                                  2,645,153             0    2,645,153
    137,200            0        137,200   Storebrand ASA                                        2,142,823             0    2,142,823
    158,600            0        158,600   Telenor ASA                                           3,113,126             0    3,113,126
    129,800            0        129,800   Yara Internatiional ASA                               3,918,025             0    3,918,025
                                              Total                                            34,867,320     1,067,258   35,934,578
REPUBLIC OF KOREA (SOUTH) -
8.5%
     20,000            0         20,000   Cheil Industries Inc.                                   961,195             0      961,195
     7,200             0         7,200    Daelim Industrial Co., Ltd.                           1,071,602             0    1,071,602
     24,500            0         24,500   Daishin Securities Co.                                  792,932             0      792,932
     22,400            0         22,400   Dongbu Insurance Co., Ltd.                              751,637             0      751,637
       0            56,700       56,700   Hana Financial Holdings                                       0     2,755,820    2,755,820
    108,200            0        108,200   Hanjin Heavy Industries & Construction Co., Ltd.      7,682,979             0    7,682,979
                                          (b)
     19,200            0         19,200   Hanjin Shipping Co., Ltd.                               845,852             0      845,852
     9,300             0         9,300    Hyundai Heavy Industries Co., Ltd.                    3,472,966             0    3,472,966
     49,000            0         49,000   Kia Motors Corp. (a)                                    763,760             0      763,760
     9,200             0         9,200    Kookmin Bank, ADR, (a)                                  807,024             0      807,024
    124,000            0        124,000   Korea Electric Power Corp., ADR                       2,715,600             0    2,715,600
     49,500            0         49,500   KT Freetel Co., Ltd.                                  1,527,034             0    1,527,034
     27,900            0         27,900   LG Electronics Inc.                                   2,307,258             0    2,307,258
     28,219            0         28,219   LG International Corp.                                  949,949             0      949,949
     20,800            0         20,800   LG Petrochemical Co., Ltd.                              811,647             0      811,647
     17,500            0         17,500   LS Cable Ltd.                                         1,227,472             0    1,227,472
     25,350            0         25,350   Posco, ADR (a)(b)                                     3,042,000             0    3,042,000
     92,000            0         92,000   Pusan Bank                                            1,329,437             0    1,329,437
     25,600            0         25,600   Samsung Corp. (b)                                     1,255,269             0    1,255,269
     21,500            0         21,500   Samsung Electro-Mechanics Co., Ltd.                   1,177,572             0    1,177,572
     5,750           5,412       11,162   Samsung Electronics Co., Ltd.                         3,522,758     3,306,334    6,829,092
     15,800            0         15,800   Samsung SDI Co., Ltd.                                 1,026,141             0    1,026,141
     23,350            0         23,350   Shinhan Financial Group Co., Ltd.                     1,420,436             0    1,420,436
     8,300             0         8,300    Shinhan Financial Group Co., Ltd., ADR (a)            1,016,667             0    1,016,667
     12,800            0         12,800   SK Corp.                                              1,863,506             0    1,863,506
     18,950            0         18,950   SK Telecom Col, Ltd., ADR (b)                           518,282             0      518,282
                                               Total                                           42,860,975     6,062,154   48,923,129
SINGAPORE - 0.4%
       0            164,000     164,000   United Overseas Bank Ltd.                                     0     2,354,537    2,354,537
SOUTH AFRICA - 4.5%
     18,858            0         18,858   Anglo Platinum Ltd.                                   3,105,893             0    3,105,893
     87,000            0         87,000   Barloworld Ltd.                                       2,425,044             0    2,425,044
    136,500            0        136,500   Bidvest Group Ltd.                                    2,781,181             0    2,781,181
    800,000            0        800,000   FirstRand Ltd.                                        2,558,189             0    2,558,189
    100,100            0        100,100   Gold Fields Ltd., ADR (b)                             1,571,570             0    1,571,570
    177,650            0        177,650   Liberty Group Ltd.                                    2,249,689             0    2,249,689
     57,900            0         57,900   Mittal Steel South Africa Ltd.                        1,043,716             0    1,043,716
    145,000            0        145,000   MTN Group Ltd.                                        1,977,786             0    1,977,786
     56,300            0         56,300   Sasol, ADR                                            2,113,502             0    2,113,502
    168,000            0        168,000   Standard Bank Group Ltd. (a)                          2,336,668             0    2,336,668
    450,000            0        450,000   Steinhoff International Holdings Ltd.                 1,541,493             0    1,541,493
    650,000            0        650,000   Woolworths Holdings Ltd.                              1,968,164             0    1,968,164
                                               Total                                           25,672,895             0   25,672,895
SPAIN - 0.9%
       0            140,500     140,500   Banco Santander Central Hispano, S.A.                         0     2,584,841    2,584,841
       0            110,294     110,294   Enagas                                                        0     2,727,492    2,727,492
                                               Total                                                    0     5,312,333    5,312,333
SWEDEN - 1.6%
       0            390,100     390,100   Rezidor Hotel Group AB                                        0     3,404,503    3,404,503
       0            155,700     155,700   Sandvik AB                                                    0     3,143,516    3,143,516
       0            153,700     153,700   Tele2 AB, Class B                                             0     2,508,108    2,508,108
                                               Total                                                    0     9,056,127    9,056,127
SWITZERLAND - 3.0%
       0            144,000     144,000   ABB Ltd.                                                      0     3,240,380    3,240,380
       0            26,500       26,500   Credit Suisse Group                                           0     1,879,491    1,879,491
       0             7,650       7,650    Nestle SA                                                     0     2,905,494    2,905,494
       0            50,600       50,600   Novartis AG                                                   0     2,848,171    2,848,171
       0            28,830       28,830   Phonak Holding AG                                             0     2,590,068    2,590,068
       0            13,510       13,510   Roche Holding AG                                              0     2,396,585    2,396,585
       0            25,800       25,800   UBS AG                                                        0     1,542,299    1,542,299
                                               Total                                                    0    17,402,488   17,402,488
TAIWAN - 6.2%
       0           1,064,500   1,064,500  Acer Sertek, Inc.                                             0     2,169,485    2,169,485
    720,000            0        720,000   Asia Cement Corp.                                       948,579             0      948,579
   4,092,000           0       4,092,000  China Development Financial Holding Corp.             1,774,204             0    1,774,204
   1,030,672           0       1,030,672  Compal Electronics Inc.                               1,113,274             0    1,113,274
    391,000         627,500    1,018,500  Delta Electronics, Inc.                               1,540,635     2,471,800    4,012,435
   1,443,000           0       1,443,000  First Financial Holding Co., Ltd.                     1,027,390             0    1,027,390
    434,000            0        434,000   Formosa Chemicals & Fibre Corp.                       1,000,949             0    1,000,949
    578,000            0        578,000   Formosa Plastics Corp.                                1,466,719             0    1,466,719
    603,600            0        603,600   Hon Hai Precision Industry Co., Ltd.                  5,215,798             0    5,215,798
   1,181,000           0       1,181,000  Hua Nan Financial Holdings Co., Ltd.                    828,274             0      828,274
    500,448            0        500,448   Lite-On Technology Corp.                                644,860             0      644,860
   1,229,000           0       1,229,000  Mega Financial Holding Co., Ltd.                        832,023             0      832,023
    932,000            0        932,000   Nan Ya Plastics Corp.                                 2,053,088             0    2,053,088
    800,000            0        800,000   Pou Chen Corp.                                          899,410             0      899,410
    240,000            0        240,000   President Chain Store Corp.                             683,503             0      683,503
    767,000            0        767,000   Quanta Computer Inc.                                  1,194,864             0    1,194,864
    806,000            0        806,000   Synnex Technology International Corp.                 1,216,382             0    1,216,382
    654,000            0        654,000   Taiwan Cement Corp.                                     758,151             0      758,151
    909,000            0        909,000   Taiwan Mobile Co., Ltd.                               1,113,225             0    1,113,225
   2,470,288           0       2,470,288  Taiwan Semiconductor Manufacturing Co., Ltd.          5,329,014             0    5,329,014
   1,790,000           0       1,790,000  United Microelectronics Corp.                         1,081,102             0    1,081,102
                                              Total                                            30,721,444     4,641,285   35,362,729
TURKEY - 1.2%
    195,000            0        195,000   Akbank TAS                                            1,084,571             0    1,084,571
     13,700            0         13,700   Anadolu Efes Biracilik ve Malt Sanayii AS               548,000             0      548,000
     77,850            0         77,850   Eregli Demir ve Celik Fabrikalari TAS                   474,514             0      474,514
    156,000            0        156,000   Haci Omer Sabanci Holding AS                            778,514             0      778,514
     26,100            0         26,100   Tupras-Turkiye Petrol Rafinerileri AS                   626,400             0      626,400
    115,000            0        115,000   Turkcell Iletisim Hizmetleri AS                         775,429             0      775,429
    197,000            0        197,000   Turkiye Garanti Bankasi AS                            1,103,200             0    1,103,200
    226,000            0        226,000   Turkiye Is Bankasi                                    1,058,971             0    1,058,971
    184,500            0        184,500   Turkiye Vakiflar Bankasi TAO                            475,132             0      475,132
                                               Total                                            6,924,731             0    6,924,731
UNITED KINGDOM - 8.7%
     29,500            0         29,500   Anglo American Plc, ADR                                 865,530             0      865,530
     33,600            0         33,600   AstraZeneca Plc, ADR                                  1,796,928             0    1,796,928
     36,400            0         36,400   Aviva Plc                                               543,464             0      543,464
     22,900            0         22,900   Barclays Plc, ADR (b)                                 1,277,591             0    1,277,591
     21,900            0         21,900   Bellway Plc                                             554,119             0      554,119
     25,100            0         25,100   BG Group Plc, ADR (b)                                 2,052,929             0    2,052,929
     50,750            0         50,750   BHP Billiton Plc                                      1,416,573             0    1,416,573
     8,500             0         8,500    BHP Billiton Plc, ADR (b)                               477,700             0      477,700
       0            381,460     381,460   BP Plc                                                        0     4,595,552    4,595,552
       0            121,300     121,300   Diageo Plc                                                    0     2,519,708    2,519,708
    113,300            0        113,300   Enterprise Inns Plc (a)                               1,567,607             0    1,567,607
     16,000            0         16,000   GlaxoSmithKline Plc, ADR                                837,920             0      837,920
    131,000            0        131,000   Group 4 Securicor Plc                                   556,378             0      556,378
     11,000            0         11,000   Hanson Plc, ADR                                       1,185,800             0    1,185,800
     49,300            0         49,300   HBOS Plc                                                975,645             0      975,645
     30,034            0         30,034   HSBC Holdings Plc, ADR (b)                            2,756,220             0    2,756,220
    239,200            0        239,200   Legal & General Group Plc                               720,991             0      720,991
    209,900            0        209,900   Man Group Plc                                         2,566,952             0    2,566,952
       0            34,500       34,500   Rio Tinto Plc                                                 0     2,635,590    2,635,590
     5,275             0         5,275    Rio Tinto Plc, ADR (b)                                1,614,783             0    1,614,783
    112,200         149,757     261,957   Royal Bank of Scotland Group Plc                      1,426,214     1,893,942    3,320,156
     35,500            0         35,500   Royal Dutch Shell Plc, ADR (b)                        2,882,600             0    2,882,600
    119,000            0        119,000   Scottish & Newcastle Plc                              1,530,573             0    1,530,573
       0            46,200       46,200   Shire Plc, ADR                                                0     3,424,806    3,424,806
     27,000            0         27,000   Tomkins Plc                                             140,969             0      140,969
     15,500            0         15,500   Tomkins Plc, ADR                                        321,935             0      321,935
       0            971,819     971,819   Vodafone Group Plc                                            0     3,270,118    3,270,118
     61,512            0         61,512   Vodafone Group Plc, ADR                               2,068,649             0    2,068,649
     47,800            0         47,800   Wolseley Plc                                          1,153,773             0    1,153,773
     18,000            0         18,000   Wolseley Plc, ADR (b)                                   435,240             0      435,240
                                              Total                                            31,727,083    18,339,716   50,066,799
UNITED STATES - 0.7%
       0            53,300       53,300   Amdocs Ltd.                                                   0     2,122,406    2,122,406
       0            21,300       21,300   Transocean Sedco Forex, Inc.                                  0     2,257,374    2,257,374
                                              Total                                                     0     4,379,780    4,379,780
                                              TOTAL COMMON STOCKS (IDENTIFIED COST            363,050,684   194,731,145  557,781,829
                                          $418,288,836)
PREFERRED STOCKS - 1.0%
BRAZIL - 0.5%
       0            195,092     195,092   Net Servicos de Comunicacao SA                                0     3,236,363    3,236,363
GERMANY - 0.4%
       0            26,850       26,850   Fresenius AG                                                  0     2,044,683    2,044,683
REPUBLIC OF KOREA (SOUTH) -
0.1%
     1,200             0         1,200    Samsung Electronics Co., Ltd.                           561,779             0      561,779
                                              TOTAL PREFERRED STOCKS (IDENTIFIED COST             561,779     5,281,046    5,842,825
                                          $5,008,334)
EXCHANGE TRADED FUND - 0.7%
       0            284,970     284,970   I Shares MSCI Japan                                           0     4,134,915    4,134,915
                                          TOTAL EXCHANGE TRADED FUND (IDENTIFIED COST                   0     4,134,915    4,134,915
                                          $4,191,909)
SHORT TERM INVESTMENTS - 0.6%
MONEY MARKET INVESTMENTS -
0.6%
    722,581            0        722,581   First American Prime Obligations Fund                   722,581             0      722,581
       0           2,628,560   2,628,560  Prime Value Obligations Fund, Institutional Shares            0     2,628,560    2,628,560
                                          TOTAL SHORT TERM INVESTMENTS (IDENTIFIED COST           722,581     2,628,560    3,351,141
                                          $3,351,141)
INVESTMENTS PURCHASED WITH
CASH PROCEEDS FROM SECURITIES
LENDING - 11.7%
COMMERCIAL PAPER - 2.6%
   1,850,337           0       1,850,337  Chesham FNC/Chesham LLC, 5.402%, 07/02/07             1,850,337             0    1,850,337
   1,844,080           0       1,844,080  Duke Funding, 5.372%, 07/25/07                        1,844,080             0    1,844,080
   1,851,151           0       1,851,151  Fenway Funding, 5.402%, 07/02/07                      1,851,151             0    1,851,151
   1,844,617           0       1,844,617  KKR Atlantic Funding Trust, 5.365%, 07/23/07          1,844,617             0    1,844,617
    790,550            0        790,550   Laguna ABS Ltd., 5.351%, 07/23/07                       790,550             0      790,550
   1,052,501           0       1,052,501  Laguna ABS Ltd., 5.359%, 08/02/07                     1,052,501             0    1,052,501
   1,581,798           0       1,581,798  Ocala Funding LLC, 5.359%, 07/20/07                   1,581,798             0    1,581,798
    528,900            0        528,900   Park Granada LLC, 5.403%, 07/02/07                      528,900             0      528,900
    793,001            0        793,001   RAMS Funding LLC, 5.332%, 07/02/07                      793,001             0      793,001
   1,055,008           0       1,055,008  RAMS Funding LLC, 5.372%, 07/17/07                    1,055,008             0    1,055,008
    264,294            0        264,294   Valcour Bay Capital Co., LLC, 5.333%, 07/03/07          264,294             0      264,294
   1,713,615           0       1,713,615  Valcour Bay Capital Co., LLC, 5.355%, 07/20/07        1,713,615             0    1,713,615
                                              Total                                            15,169,852             0   15,169,852
REPURCHASE AGREEMENTS - 3.9%
   13,222,509          0       13,222,509 Citigroup Global, 5.425%, Dated 06/29/07, Due        13,222,509             0   13,222,509
                                          07/02/07, (Collateralized by U.S. Government &
                                          Agency Collateralized Mortgage Obligations &
                                          Israel Government Collateralized Mortgage
                                          Obligations, valued at $13,520,008.  Repurchase
                                          proceeds are $13,224,502)
   3,966,753           0       3,966,753  Credit Suisse, 5.425%, Dated 06/29/07, Due            3,966,753             0    3,966,753
                                          07/02/07, (Collateralized by various corporate
                                          bonds, valued at $4,166,113.  Repurchase proceeds
                                          are $3,967,350)
   5,289,004           0       5,289,004  Merrill Lynch, 5.435%, Dated 06/29/07, Due            5,289,004             0    5,289,004
                                          07/02/07, (Collateralized by a Washington Mutual
                                          Collateralized Mortgage Obligation, valued at
                                          $5,554,732.  Repurchase proceeds are $5,289,802)
                                              Total                                            22,478,266             0   22,478,266
MONEY MARKET INVESTMENTS -
5.2%
    311,079            0        311,079   AIM Short-Term Liquid Assets Portfolio -                311,079             0      311,079
                                          Institutional Class
   29,188,633          0       29,188,633 BNY Institutional Cash Reserve Fund                  29,188,633             0   29,188,633
     73,021            0         73,021   Prime Obligations Fund                                   73,021             0       73,021
                                              Total                                            29,572,733             0   29,572,733
                                          TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS       67,220,851             0   67,220,851
                                          FROM SECURITIES LENDING (IDENTIFIED COST
                                          $67,220,851)
                                          TOTAL INVESTMENTS - 111.3% (IDENTIFIED COST         431,555,895   206,775,666  638,331,561
                                          $498,061,071)
                                          OTHER ASSETS AND LIABILITIES - (11.3)%             (67,541,568)     2,785,617 (64,755,951)
                                          TOTAL NET ASSETS - 100.0%                           364,014,327   209,561,283  573,575,610

(a) Non Income Producing.

(b) This security or a portion of this security is out on loan at June 30, 2007.


Note: The categories of investments are shown as a percentage of total net assets ($573,575,610) at June 30, 2007.

The following acronym is used throughout this portfolio:
ADR     --American Depository Receipt
GDR     --Global Depository Receipt



Sector                                                % of
                                                       Net
                                                     Assets

Financials                            ..............  33.0%
Materials                             ..............  13.3%
Industrials                           ..............  12.8%
Consumer Discretionary.               ..............  9.8%
Energy                                ..............  9.0%
Information Technology                ..............  7.9%
Funds                                 ..............  5.7%
Consumer Staples                      ..............  5.5%
Telecommunications                    ..............  5.4%
Utilities                             ..............  4.7%
Health Care                           ..............  4.0%
TOTAL INVESTMENTS                     .............. 111.3%
Other Assets and Liabilities          .............. (11.3)%
TOTAL NET ASSETS                      .............. 100.0%

FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JUNE 30, 2007 (UNAUDITED)

                                                                                    FEDERATED
                                                                                  INTERNATIONAL
                                                                FEDERATED            CAPITAL
                                                             INTERCONTINENTAL     APPRECIATION       PRO FORMA        PROFORMA
                                                                   FUND               FUND          ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value (Including $65,935,465,
$0 and $65,935,465, respectively of securities loaned)

                                                                 $431,555,895      $206,775,666              $0     $638,331,561
Foreign Currency (cost $452,696, $388,922 and $841,618,
respectively)
                                                                      455,750           393,171               0          848,921
Cash                                                                   69,521                 0               0           69,521
Receivable for shares sold                                            397,995            28,783               0          426,778
Receivable for investments sold                                     2,434,955         2,404,733               0        4,839,688
Income receivable                                                     760,067           300,938               0        1,061,005
Prepaid expenses                                                       21,163            29,324               0           50,487
     Total assets                                                 435,695,346       209,932,615               0      645,627,961
LIABILITIES:
Payable for collateral due to broker for securities loaned
                                                                   67,220,851                 0               0       67,220,851
Payable for shares redeemed                                           454,582           154,733               0          609,315
Payable for investments purchased
                                                                    3,313,468                 0               0        3,313,468
Payable for investment adviser fee
                                                                      290,365                 0               0          290,365
Payable for shareholder service fees
                                                                       41,008                 0               0           41,008
Payable for administrative personnel and service fees
                                                                       31,042                 0               0           31,042
Payable for distribution fees                                         209,986                 0               0          209,986
Accrued expenses                                                      119,717           216,599               0          336,316
     Total liabilities                                             71,681,019           371,332               0       72,052,351
NET ASSETS                                                       $364,014,327      $209,561,283              $0     $573,575,610
NET ASSETS CONSIST OF:
Paid-in capital                                                  $247,873,074      $151,849,169              $0     $399,722,243
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency

                                                                   97,293,765        43,312,937               0      140,606,702
Accumulated net realized gain on investments and foreign
currency transactions
                                                                   14,739,322        14,004,454               0       28,743,776
Undistributed net investment income
                                                                    4,108,166           394,723               0        4,502,889
     Total Net Assets                                            $364,014,327      $209,561,283              $0     $573,575,610
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE

NET ASSETS
Class A Shares                                                   $364,014,327      $148,983,054              $0     $512,997,381
Class B Shares                                                              0       $20,676,002               0       $20676,002
Class C Shares                                                              0       $39,902,227               0      $39,902,227
SHARES OUTSTANDING
Class A Shares                                                      5,406,634        11,454,571     (9,241,842) (g)    7,619,363
Class B Shares                                                              0         1,678,333     (1,371,248) (g)      307,085
Class C Shares                                                              0         3,241,143     (2,648,506) (g)      592,637
NET ASSET VALUE PER SHARE
Class A Shares                                                         $67.33            $13.01               0           $67.33
Class B Shares                                                              0            $12.32               0          $67.33
Class C Shares                                                              0            $12.31               0           $67.33
OFFERING PRICE PER SHARE
Class A Shares                                                         $71.44 (a)        $13.77 (b)           0           $71.25 (b)
Class B Shares                                                              0            $12.32               0           $67.33
Class C Shares                                                              0            $12.43 (c)           0           $67.33
REDEMPTION PROCEEDS PER SHARE
Class A Shares                                                         $67.33            $12.75 (d)           0           $65.98 (d)
Class B Shares                                                              0            $11.40 (e)           0           $62.28 (e)
Class C Shares                                                              0            $11.94 (f)           0           $65.31 (f)


Investments, at identified cost                                  $334,266,097      $163,794,974              $0     $412,430,342

* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.
(a)Computation of offering price per share:  100/94.25 of net asset value.
(b)Computation of offering price per share:  100/94.50 of net asset value.
(c)Computation of offering price per share:  100/99 of net asset value.
(d)Computation of redemption price per share:  98/100 of net asset value.
(e)Computation of redemption price per share:  92.50/100 of net asset value
(f)Computation of redemption price per share:  97/100 of net asset value.
(g)Adjustment to reflect share balanced as a result of the combination.




(See Notes to Pro Forma Financial Statements)

FEDERATED INTERCONTINENTAL FUND*
FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2007 (UNAUDITED)

                                                                                             FEDERATED
                                                                                           INTERNATIONAL
                                                                            FEDERATED         CAPITAL
                                                                         INTERCONTINENTAL  APPRECIATION   PRO FORMA       PRO FORMA
                                                                               FUND            FUND       ADJUSTMENT      COMBINED
INVESTMENT INCOME:
Dividends                                                                      $6,516,187     $3,070,063          $0      $9,586,250
Interest                                                                           54,417         79,909           0         134,326
Income from securities lending                                                    107,312              0           0         107,312
TOTAL INVESTMENT INCOME:                                                        6,677,916      3,149,972           0       9,827,888
EXPENSES:
Investment adviser fee                                                          1,538,096      1,236,144   (246,331) (a)   2,527,909
Administrative personnel and services fee
                                                                                   96,870        114,649    (11,309) (b)     200,210
Custodian fees                                                                    212,225         52,110    (71,595) (c)     192,740
Transfer and dividend disbursing agent fees and expenses
                                                                                   32,763        156,264     107,869 (d)     296,896
Directors'/Trustees' fees                                                           5,940          2,944     (5,165) (e)       3,719
Auditing fees                                                                       9,155         12,950     (9,708) (f)      12,397
Legal fees                                                                         22,182          4,418    (21,145) (g)       5,455
Portfolio accounting fees                                                          57,557         35,593    (43,543) (h)      49,607
Distribution services fees - Class A Shares
                                                                                  384,524              0   (384,524) (i)           0
Distribution services fees - Class B Shares
                                                                                        0         76,526           0          76,526
Distribution services fees - Class C Shares
                                                                                        0        139,012           0         139,012
Shareholder services fees - Class A Shares
                                                                                  221,763         99,513     238,801 (j)     560,077
Shareholder services fees - Class B Shares
                                                                                        0         25,509           0          25,509
Shareholder services fees - Class C Shares
                                                                                        0         45,288           0          45,288
Share registration costs                                                           17,264         15,419     (2,099) (k)      30,584
Printing and postage                                                               15,123         21,531     (5,810) (l)      30,844
Insurance premiums                                                                  3,258          2,916     (1,463) (m)       4,711
Taxes                                                                                   0          7,786       7,105 (n)      14,891
Interest expense                                                                       86              2           0              88
Miscellaneous                                                                       4,700          2,192     (4,165) (o)       2,727
     TOTAL EXPENSES                                                             2,621,506      2,050,766   (453,081)       4,219,191
WAIVERS:
Waiver of investment adviser fee                                                        0      (253,670)   (182,647) (p)   (436,317)
Waiver of administrative personnel and services fee
                                                                                        0       (21,326)      13,742 (q)     (7,584)
TOTAL WAIVERS                                                                           0      (274,996)   (168,905)       (443,901)
     NET EXPENSES                                                               2,621,506      1,775,770   (621,986)       3,775,290
     NET INVESTMENT INCOME                                                     $4,056,410     $1,374,202    $621,986      $6,052,598
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investments and foreign currency transactions
                                                                               13,788,720     16,978,482           0      30,767,202
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency
                                                                               36,097,526        342,327           0      36,439,853
     Net realized and unrealized gain on investments and foreign currency transactions
                                                                               49,886,246     17,320,809           0      67,207,055
     Change in net assets resulting from operations
                                                                              $53,942,656    $18,695,011    $621,986     $73,259,653


* Rochdale Atlas Portfolio was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio.


(See Notes to Pro Forma Financial Statements)

                        FEDERATED INTERCONTINENTAL FUND
               FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated InterContinental Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. Rochdale Atlas Portfolio (the "Predecessor Fund") was reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007. Prior to the reorganization, the Federated InterContinental Fund had no investment operations. Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced
operations on October 2, 1998.    For the purposes of these Pro Forma Financial
Statements, the financial information covers the period from January 1, 2007 to June 30, 2007. Federated InterContinental Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Federated International Capital Appreciation Fund, a series of Federated World Investment Series, Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Federated International Capital Appreciation Fund is a diversified portfolio. Federated International Capital Appreciation Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Federated International Capital Appreciation Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the six months ended June 30, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2007.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Predecessor Fund and Federated International Capital Appreciation Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Capital Appreciation Fund for Class A Shares, Class B Shares and Class C Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Federated InterContinental Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended June 30, 2007, the Predecessor Fund for Federated InterContinental Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25%, respectively as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and Rochdale Investment Management LLC and their affiliates.



NOTE 3. PORTFOLIO OF INVESTMENTS

The Federated InterContinental Fund had not become effective with the Securities and Exchange Commission as of June 30, 2007. The Portfolio of Investments provided is for the Predecessor Fund of Federated InterContinental Fund as of June 30, 2007.

NOTE 4. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors. Prices for interest rate swaps are furnished by an independent pricing service incorporating yield curves, swaption volatility and other market data or factors;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

NOTE 5. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 2,212,729 Class A Shares, 307,085 Class B Shares and 592,637 of Federated InterContinental Fund in exchange for 11,454,571 Class A Shares, 1,678,333 Class B Shares and 3,241,143 Class C Shares of Federated International Capital Appreciation Fund which would have been outstanding at June 30, 2007 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

NOTE 6. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated InterContinental Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 7. PRO FORMA ADJUSTMENTS

(a) Federated Global Investment Management Corp. is the Funds' investment adviser (the "Adviser"). The advisory agreement between Federated InterContinental Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The advisory agreement between Federated International Capital Appreciation Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. An adjustment to the combined investment adviser fee reflects the fee structure of Federated InterContinental Fund on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(b) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated InterContinental Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. As of June 30, 2007, U.S. Bancorp Fund Services LLC provided administrative services to the Predecessor Fund of Federated InterContinental Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(c) Adjustment to reflect custodian fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from the combining of two Funds into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(e) Adjustment to reflect directors'/trustees' fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(f) Adjustment to reflect auditing fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(g) Adjustment to reflect legal fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(h) Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one..

(i) The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that each Fund may incur distribution expenses annually of 0.25%, 0.75% and 0.75% for Class A Shares, Class B Shares and Class C Shares, respectively, based on each Classes average daily net assets to compensate FSC. An adjustment to the combined distribution services fee reflects Federated InterContinental Fund Pro Forma Combined Class A Shares do not intend to incur a distribution service fee.

(j) Under the terms of a Shareholder Services Agreement, Federated InterContinental Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Adjustment is to apply the expense structure of Federated InterContinental Fund to the average daily net assets of Federated InterContinental Fund Pro Forma Combined.

(k) Adjustment to share registration costs based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(l) Adjustment to printing and postage based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(m) Adjustment to insurance premiums based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(n) Adjustment to taxes based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(o) Adjustment to miscellaneous expense based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund and resulting from combining two Funds into one.

(p) Under the investment advisory contract, the Adviser is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to no more than 1.70% of its daily net assets. Any waivers or reduction of expenses by the administrator and/or the distributor that reduce such expenses may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. This commitment will expire on August 24, 2009. In addition, the Adviser expects to voluntarily waive a portion of its management fee. This voluntary waiver can be terminated at any time. Adjustment reflects the contractual waiver of investment adviser fee and any other voluntary waiver, if applicable.

(q) Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees for the Federated InterContinental Pro Forma Combined Fund.






                                     - 12 -



PART C.     OTHER INFORMATION.

Item 15    Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.


Item 16.    Exhibits:

1.1 Conformed copy of Amended and Restated Declaration of Trust of the Registrant; (12)
1.2 Conformed copies of Amendment Nos. 4-7 of the Amendment and Restated Declaration of Trust of the Registrant; (31)
1.3 Conformed copy of Amendment No. 8 of the Amended and Restated Declaration of Trust of the Registrant; (19)
1.4    Conformed copy of Amendment No. 9 of the Amended and Restated
       Declaration of Trust of the Registrant; (21)
1.5 Conformed copy of Amendment No. 10 of the Amended and Restated Declaration of Trust of the Registrant; (21)
1.6 Conformed copy of Amendment No. 11 of the Amended and Restated Declaration of Trust of the Registrant; (21)
1.7 Conformed copy of Amendment No. 12 of the Amended and Restated Declaration of Trust of the Registrant; (23)
1.8 Conformed copy of Amendment No. 13 of the Amended and Restated Declaration of Trust of the Registrant; (23)
1.9 Conformed copy of Amendment No. 14 of the Amended and Restated Declaration of Trust of the Registrant; (24)
1.10 Conformed copy of Amendment No. 15 of the Amended and Restated Declaration of Trust of the Registrant; (24)
1.11 Conformed copy of Amendment No. 16 of the Amended and Restated Declaration of Trust of the Registrant; (24)
1.12 Conformed copy of Amendment No. 17 of the Amended and Restated Declaration of the Trust of the Registrant; (24)
1.13 Conformed copy of Amendment No. 18 of the Amended and Restated Declaration of Trust of the Registrant; (25)
1.14 Conformed copy of Amendment No. 19 of the Amended and Restated Declaration of Trust of the Registrant; (29)
1.15 Conformed copies of Amendment Nos. 20-21 of the Amended and Restated Declaration of Trust of the Registrant; (31)
1.16 Conformed copies of Amendment No. 22 of the Amended and Restated Declaration of Trust of the Registrant; (33)
1.17 Conformed copies of Amendment No. 23 of the Amended and Restated Declaration of Trust of the Registrant; (34)
1.18 Conformed copy of Amendment No. 24 of the Amended and Restated Declaration of Trust of the Registrant; (36)
1.19 Conformed copy of Amendment No. 25 of the Amended and Restated Declaration of Trust of the Registrant; (39)
1.20 Conformed copy of Amendment No. 26 of the Amended and Restated Declaration of Trust of the Registrant; (40)
2.1    Copy of Amended and Restated By-Laws of the Registrant; (12)
2.2 Copy of Amendment No. 5 to Amended and Restated By-Laws of the Registrant; (18)
2.3 Copy of Amendment No. 6 to Amended and Restated By-Laws of the Registrant; (18)
2.4 Copy of Amendment No. 7 to Amended and Restated By-Laws of the Registrant; (18) C
2.5 Copy of Amendment No. 8 to Amended and Restated By-Laws of the Registrant; (24)
2.6 Copy of Amendment No. 9 to Amended and Restated By-Laws of the Registrant; (29)
2.7 Copy of Amendment No. 10 to Amended and Restated By-Laws of the Registrant; (32)
2.8 Copy of Amendment No. 11 to Amended and Restated By-Laws of the Registrant; (37)
2.9 Copy of Amendment No. 12 to Amended and Restated By-Laws of the Registrant; (39)
3.     Not Applicable
4.     Plan of Reorganization; (*)
5.1 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Small Cap Strategies Fund); (7)
5.2 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Mid Cap Growth Strategies Fund); (8)
5.3 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Capital Appreciation Fund); (9)
6.1 Conformed copy of Investment Advisory Contract of the Registrant (Federated Mid Cap Growth Strategies Fund); (5)
6.2 Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibit B for Federated Capital Appreciation Fund; (10)
6.3 Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Technology Fund, respectively; (19)
6.4 Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund; (23)
6.5 Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund; (23)
6.6 Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (23)
6.7 Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001; (23)
6.8 Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A; (24)
6.9 Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund; (24)
6.10 Conformed copy of Sub-Advisory Contract for Federated Market Opportunity Fund, which includes Exhibit A; (31)
6.11 Conformed copy of Sub-Advisory Contract for Federated Technology Fund, which includes Exhibit A; (31)
6.12 Conformed copy of Assignments of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory and Sub-Advisory Contracts of Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Small Cap Kaufmann Fund, Federated Market Opportunity Fund, and Federated Technology Fund; (31)
6.13 Conformed copy of Assignment of Federated Investment Management Company to Federated Global Investment Management Company for Advisory Contract of Federated Large Cap Growth Fund; (31)
6.14 Conformed copy of Assignment of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Mid Cap Growth Strategies Fund; (31)
6.15 Conformed copy of Investment Advisory Contract of the Registrant, which includes Exhibit A (Federated Strategic Value Fund); (33)
6.16 Conformed copy of the Sub-Advisory Contract for Federated Absolute Advantage Fund; (36)
6.17   Conformed copy of Exhibit B to the Investment Advisory of the Registrant;
       (36)
6.18 Conformed copy of Assignment of Federated Global Investment Management Corp. to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Large Cap Growth Fund; (39)
 7.1   Conformed copy of Distributor's Contract of the Registrant; (10)
 7.2 Conformed copies of Exhibits D and F to the Distributor's Contract for Federated Mid Cap Growth Strategies Fund, (Class A and C Shares); (10)
 7.3 Conformed copies of Exhibits G and I to the Distributor's Contract for Federated Capital Appreciation Fund, (Class A and C Shares); (10)
 7.4   Conformed copy of Distributor's Contract (Class B Shares); (16)
 7.5 Conformed copies of Exhibits M and N to the Distributor's Contract for Federated Large Cap Growth Fund, (Class A and C Shares); (19)
 7.6 Conformed copies of Exhibits O and P to the Distributor's Contract for Federated Communications Technology Fund, (Class A and C Shares); (19)
 7.7 Conformed copy of Exhibits S & T to the Distributor's Contract for for Federated Market Opportunity Fund (Class A and Class C Shares); (22)
 7.8 Conformed copy of Exhibit U to the Distributor's Contract for Federated Kaufmann Fund (Class K Shares); (23)
 7.9 Conformed copy of Exhibits V & W to the Distributor's Contract for Federated Kaufmann Fund (Class A and Class C Shares); (22)
 7.10 Conformed copy of Amendment to the Distributor's Contract of the Registrant, dated June 1, 2001; (23)
 7.11 Conformed copy of Exhibit X to the Distributor's Contract for Federated Kaufmann Small Cap Fund (Class A Shares); (24)
 7.11 Conformed copy of Exhibit Y to the Distributor's Contract for Federated Kaufmann Small Cap Fund (Class C Shares); (24)
 7.12 Conformed copy of Exhibit Z to the Distributor's Contract for Federated Capital Appreciation Fund (Class K Shares); (28)
 7.13 The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-
       (iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File No. 33-38550 and 811-
       6269)
 7.15 Conformed copy of Amendment to the Distributor's Contract of the Registrant, dated October 1, 2003; (31)
 7.16 Conformed copy of Amendment to the Distributor's Contract (Class B Shares) of the Registrant, dated June 1, 2001; (31)
 7.17 Conformed copy of Amendment to the Distributor's Contract (Class B Shares) of the Registrant, dated October 1, 2003; (31)
 7.18 Conformed copy of Exhibit AA and BB to the Distributor's Contract for Federated Strategic Value Fund (Class A and Class C Shares); (33)
 7.19 Conformed copy of Exhibit CC to the Distributors Contract for Federated Strategic Value Fund (Institutional Shares); (35)
 7.20 Conformed copy of Exhibits, DD, EE, FF and GG to the Distributors Contract; (36)
 7.21 Conformed copy of Exhibit HH to Distributors Contract for Federated Mid-Cap Growth Strategies Fund; (39)
8.     Not Applicable
9.1    Conformed Copy of the Custodian Agreement of the Registrant; (6)
9.2    Conformed copy of Custodian Fee Schedule; (15)
9.3 Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006; (39)
10.1 Conformed Copy of Distribution Plan of the Registrant, including Exhibits A, B and C; (31)
10.2 The responses described in Item 23(e)(xiv) are hereby incorporated by reference;
10.3   Conformed copy of Amendment to the Distribution Plan (Class B Shares);
       (23)
10.4   Conformed copy of Exhibit D to the Distribution Plan of the Registrant;
       (33)
10.5   Conformed copy of Exhibit E to the Distribution Plan of the Registrant;
       (35)
10.6 Conformed copy of Exhibits H and I to the Distribution Plan of the Registrant; (39)
11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)
12. Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)
13.1 The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government
       Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.2 The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government
       Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387;
13.3 The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
13.4 The Registrant herby incorporates by reference the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund, Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
13.5 The Registrant hereby incorporates by reference the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from
       Item 23(h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
13.6 The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registrant Statement on Form N-1A, filed with the Commission on July 27, 2005.
       (File Nos. 33-29838 and 811-5843);
13.7 The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
13.8 The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
13.9 The Registrant hereby incorporates the Copy of Schedule 1, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from , from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
13.10 The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company form Item 23(h)(ix) of the Federated Stock Trust Registration statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 33-60411 and 811-07309).
14.1 Conformed copy of Consent of Independent Auditors for Federated International Capital Appreciation Fund (*)
14.2 Conformed copy of Consent of Independent Auditors for Federated InterContinental Fund (*)
15.    Not Applicable
16.1   Conformed copy of Unanimous Consent of Directors for Power of Attorney
       (*)
16.2   Conformed copy of Power of Attorney of the Registrant(*)
17.1   Form of Proxy (*)
17.2   Form of Ballot (*)
+ Exhibit is being filed electronically with registration statement; indicate by footnote
5.    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File
      Nos. 2-91090 and 811-4017)
6.    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 20 on Form N-1A filed December 29, 1994.
      (File Nos. 2-91090 and 811-4017)
7.    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 21 on Form N-1A filed June 30, 1995.  (File
      Nos. 2-91090 and 811-4017)
8.    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 22 on Form N-1A filed July 17, 1995.  (File
      Nos. 2-91090 and 811-4017)
9.    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 25 on Form N-1A filed August 31, 1995.
      (File Nos. 2-91090 and 811-4017)
10.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 26 on Form N-1A filed September 12, 1995.
      (File Nos. 2-91090 and 811-4017)
12.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 32 on Form N-1A filed September 3, 1996.
      (File Nos. 2-91090 and 811-4017)
15.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 31 on Form N-1A filed October 30, 1997.
      (File Nos. 2-91090 and 811-4017)
16.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 35 on Form N-1A filed December 30, 1997.
      (File Nos. 2-91090 and 811-4017)
17.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 40 on Form N-1A filed October 9, 1998.
      (File Nos. 2-91090 and 811-4017)
18.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 41 on Form N-1A filed November 2, 1998.
      (File Nos. 2-91090 and 811-4017)
19.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 44 on Form N-1A filed December 28, 1999.
      (File Nos. 2-91090 and 811-4017)
21.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 50 on Form N-1A filed December 29, 2000.
      (File Nos. 2-91090 and 811-4017)
22.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 52 on Form N-1A filed March 20, 2001.
      (File Nos. 2-91090 and 811-4017)
23.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 51 on Form N-1A filed December 27, 2001.
      (File Nos. 2-91090 and 811-4017)
24.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 57 on Form N-1A filed December 26, 2002.
      (File Nos. 2-91090 and 811-4017)
25.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 59 on Form N-1A filed February 7, 2003.
      (File Nos. 2-91090 and 811-4017)
27.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 61 on Form N-1A filed March 31,   2003. (File
      Nos. 2-91090 and 811-4017)
28.   Response is incorporated by reference to Registrant's
      Amendment No. 55 on Form N-1A filed September 22, 2003.   (File No. 811-
      4017)
29.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 62 on Form N-1A filed October 30,   2003. (File
      Nos. 2-91090 and 811-4017)
31.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 66 on Form N-1A filed October 15,   2004. (File
      Nos. 2-91090 and 811-4017)
32.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 67 on Form N-1A filed December 30,   2004. (File
      Nos. 2-91090 and 811-4017)
33.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 68 on Form N-1A filed January 7,   2005. (File
      Nos. 2-91090 and 811-4017)
34.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 69 on Form N-1A filed June 22,   2005. (File Nos.
      2-91090 and 811-4017)
35.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 70 on Form N-1A filed September 2,   2005. (File
      Nos. 2-91090 and 811-4017)
36.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 73 on Form N-1A filed October 14,   2005.  (File
      Nos. 2-91090 and 811-4017)
37.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 74 on Form N-1A filed November 14,   2005.  (File
      Nos. 2-91090 and 811-4017)
38    Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 76 on Form N-1A filed December 29,   2005.  (File
      Nos. 2-91090 and 811-4017)
39.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 77 on Form N-1A filed October 17,   2006. (File
      Nos. 2-91090 and 811-4017)
40.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 78 on Form N-1A filed December 11,   2006. (File
      Nos. 2-91090 and 811-4017)
41.   Response is incorporated by reference to Registrant's Post-
      Effective Amendment No. 79 on Form N-1A filed December 29,   2006. (File
      Nos. 2-91090 and 811-4017)

Item 17.    Undertakings


      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.


      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY FUNDS, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 21st day of September, 2007.

                             FEDERATED EQUITY FUND

                  By: /s/ Todd P. Zerega
                  Todd P. Terega, Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                        TITLE                  DATE

By:   /s/ Todd P. Zerega             Attorney In Fact         September 21, 2007
      Todd P. Zerega                 For the Persons
      ASSISTANT SECRETARY            Listed Below

NAME                                        TITLE

John F. Donahue*                          Trustee

J. Christopher Donahue*                   President and Trustee
                                          (Principal Executive Officer)

Richard A. Novak*                         Treasurer
                                          (Principal Financial Officer)

Thomas G. Bigley*                         Trustee

John T. Conroy, Jr.*                      Trustee

Nicholas P. Constantakis*                 Trustee

John F. Cunningham*                       Trustee

Lawrence D. Ellis, M.D.*                  Trustee

Peter E. Madden*                          Trustee

Charles F. Mansfield, Jr.*                Trustee

John E. Murray, Jr., J.D., S.J.D.*        Trustee

Thomas M. O'Neil*                         Trustee

Marjorie P. Smuts*                        Trustee

John S. Walsh*                            Trustee

James F. Will*                            Trustee
* By Power of Attorney